SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.1a-11(c) or  240.1a-12

                     Devon Energy Corporation
        (Name of  Registrant as Specified In Its Charter)

                     Marian J. Moon, Corporate Secretary
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11;*

     4)   Proposed maximum aggregate value of transaction:

  * Set forth amount on which the filing is calculated and state how it was determined.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:  $125.00

     2)   Form, Schedule or Registration Statement No.:
          Preliminary Proxy Statement - Schedule 14A

     3)   Filing Party:  Registrant

     4)   Date Filed:  March 8, 1995

Notes:

                    DEVON ENERGY CORPORATION

                  20 North Broadway, Suite 1500
                  Oklahoma City, OK  73102-8260

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

     The Annual Meeting of Stockholders of Devon Energy Corporation, a Delaware Corporation ("Devon" or the "Company") will be held in Executive Conference Room "A" (Mezzanine Floor), Bank of Oklahoma, Robinson Avenue at Robert S. Kerr, Oklahoma City, Oklahoma on June 7, 1995 at 1:00 p.m., local time, for the following purposes:

   1.To  elect two directors for terms expiring in 1998;

   2.To ratify the  appointment  of KPMG Peat Marwick  LLP,  the  U.S.
     member firm of KPMG (Klynveld Peat Marwick Goerdeler), as independent certified public accountants of Devon for 1995;

   3.To consider and act upon a proposal to approve a Plan and Agreement of Merger and Reorganization having the effect of (i) reincorporating Devon, which is a Delaware corporation, as an
     Oklahoma  corporation and (ii)  making  certain other   changes
     related to the reincorporation as described in the accompanying Proxy Statement; and

   4.To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 10, 1995, are entitled to notice of and to vote at the meeting. The accompanying proxy statement contains information regarding the matters to be considered at the meeting. For reasons outlined in the attached proxy statement, the Board of Directors recommends a vote "FOR" the matters being voted upon.

                            IMPORTANT

     YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY. PLEASE USE THE ENCLOSED RETURN ENVELOPE. IT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              Marian J. Moon
                              Corporate Secretary

Oklahoma City, Oklahoma
April 18, 1995

                    DEVON ENERGY CORPORATION



                         PROXY STATEMENT


                    ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON JUNE 7, 1995

                           THE COMPANY

     Devon is an independent energy company engaged primarily in oil and gas exploration, development and production, and in the acquisition of producing properties. The Company owns interests in 1,300 oil and gas properties in 12 states, with the majority being in New Mexico, Texas, Oklahoma, Wyoming and Louisiana. At December 31, 1994, Devon's estimated proved reserves were 347.6 billion cubic feet of natural gas, 42.2 million barrels of oil and 5.4 million barrels of natural gas liquids, or 633.2 equivalent billion cubic feet of total proved reserves.

     During 1988 Devon expanded its capital base with its first issuance of common stock to the public and began a substantial expansion program. Management has utilized a two-pronged growth strategy of acquiring producing properties and engaging in controlled exploratory and development drilling activities. During the seven years ended December 31, 1994, Devon has drilled 406 wells, 388 of which were successful, and consummated 14 significant acquisitions. During this same period, capital costs incurred totalled $402 million and reserve additions, including revisions, were 476 billion cubic feet of natural gas, 52 million barrels of oil and six million barrels of natural gas liquids. These additions, minus production and property sales, resulted in a twelve-fold increase in reserves during the seven-year period.

     Since September 29, 1988, Devon's common stock has been traded on the American Stock Exchange (the "AMEX") under the symbol "DVN". The Company's mailing address is 20 North Broadway, Suite 1500, Oklahoma City, OK 73102-8260. Its telephone number is 405/235-3611.

     All references in this proxy statement to Devon or the Company include its predecessors and subsidiary corporations.

                       GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Devon to be used at the annual meeting of stockholders (the "Meeting"). The Meeting will be held on the 7th day of June, 1995, and any adjournment thereof. At the Meeting the shareholders will (i) elect two directors for terms expiring in 1998; (ii) ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants and (iii) consider and vote upon a proposal to approve a Plan and Agreement of Merger and Reorganization (the "Reincorporation"). The Reincorporation will have the effect of changing the Company's state of incorporation from Delaware to Oklahoma. The shareholders will also consider and vote upon such other business as may properly come before the Meeting or any adjournment thereof. This proxy statement is first being sent to the shareholders on or about April 18, 1995.

     The Board of Directors has established April 10, 1995, as the record date (the "Record Date") to determine stockholders entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, 22,050,996 shares of $.10 par value common stock of the Company ("Common Stock") were outstanding. Each share is entitled to one vote. Devon's officers and directors own a total of 1,513,871 shares, or 6.8% of Devon Common Stock, and intend to vote all of such shares in favor of the matters to be voted upon at the Meeting.

     Each proxy which is properly signed, dated and returned to the Company in time for the Meeting, and not revoked, will be voted in accordance with instructions contained therein. If no contrary instructions are given, proxies will be voted "FOR" each matter being voted on at the Meeting. Proxies may be revoked at any time prior to their being exercised by delivering a written notice of revocation or a later dated proxy to the Secretary of the Company. In addition, a stockholder present at the Meeting may revoke his Proxy and vote in person.

     The office of the Company's Secretary appoints an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the Meeting. Election of each director at the Meeting and approval of the appointment of the Company's independent public accountants for 1995 will be by plurality vote. Approval of the Reincorporation requires the affirmative vote of a majority of the Company's outstanding Common Stock. Thus, failure to return the enclosed proxy or to vote at the Meeting will have the same effect as a vote against the Reincorporation.

     Neither the corporate law of the state of Delaware, the state in which Devon is currently incorporated, nor the Company's Certificate of Incorporation or Bylaws have any provisions regarding the treatment of abstentions and broker non-votes. It is the Company's policy (i) to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the Meeting; (ii) to treat abstentions as votes not cast but to treat them as shares represented at the Meeting for determining results on actions requiring a majority vote; and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

     The cost of solicitation of proxies will be borne by the Company. Proxies may be solicited by mail or personally by directors, officers or regular employees of the Company, none of whom will receive additional compensation therefor. The Company has also retained Morrow & Co., Inc. to assist in solicitation of proxies for a fee of $5,500, plus reimbursement of certain expenses. Those holding shares of the company's Common Stock of record for the benefit of others ("Nominee Holders") are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. The Company will reimburse Nominee Holders for their reasonable out-of-pocket expenses.


                  PRINCIPAL SECURITY OWNERSHIP

     The table below sets forth as of April 10, 1995, the names and addresses of each person known by management to own beneficially more than 5% of the Company's outstanding Common Stock, the number of shares beneficially owned by each such stockholder and the percentage of outstanding shares owned. The table also sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by the Company's Chief Executive Officer ("CEO"), each of the Company's directors, the four most highly compensated executive officers other than the CEO and by all officers and directors of the Company as a group.

                                                Common Stock
Name and Address of                     Number of       Percent of
Beneficial Owner                          Shares          Class

Merrill Lynch & Co., Inc.              2,000,000 (1)        9.07%
World Financial Center, North Tower
250 Vesey Street
New York, New York  10281

Strong Capital Management, Inc.        1,399,100 (2)        6.34%
100 Heritage Reserve
Menomonee Falls, WI  53051

FMR Corp.                              1,326,500 (3)        6.02%
82 Devonshire Street
Boston, Massachusetts 02109

American Express Company               1,104,500 (4)        5.01%
American Express Tower
World Financial Center
New York, New York  10285

J. Larry Nichols*                        648,371 (5)        2.92%
Thomas F. Ferguson*                      450,100 (6)        2.04%
Michael E. Gellert*                      311,720 (7)        1.41%
John W. Nichols*                         168,204            0.76%
H. R. Sanders, Jr.*                      103,822 (8)        0.47%
David M. Gavrin*                          76,180 (9)        0.35%
H. Allen Turner                           52,285 (10)       0.24%
Darryl G. Smette                          47,400 (11)       0.21%
J. Michael Lacey                          42,465 (12)       0.19%

All directors and officers of Devon Energy
  as a group (13 persons)              1,976,271 (13)       8.78%


* Director.  The business address of each director is 20 North
Broadway, Suite 1500, Oklahoma City, Oklahoma  73102-8260.


(1) Merrill Lynch & Co., Inc. ("ML&Co."), Merrill Lynch Group, Inc. ("ML Group") and Princeton Services, Inc. ("PSI") are parent holding companies. Merrill Lynch Asset Management, L.P. ("MLAM") is an investment adviser to Merrill Lynch Growth Fund for Investment and Retirement (the "Fund"), the beneficial owner of such shares. ML&Co., ML Group, PSI, MLAM and the Fund disclaim beneficial ownership of such shares.

(2) Strong Capital Management, Inc. (formerly Strong/Corneliuson Capital Management, Inc.) is an investment advisor registered under Section 204 of the Investment Advisers Act of 1940. Strong Capital Management Inc. has been granted discretionary dispositive power over its clients' securities and in some instances has voting power over such securities. Any and all discretionary authority which has been delegated to Strong Capital may be revoked in whole or in part at any time.

(3) FMR Corp. is a holding corporation. A wholly-owned subsidiary of FMR, Fidelity Management and Research Company, beneficially owns 1,281,000 shares as a result of acting as investment adviser to several investment companies, including Fidelity Management Trust Company which is the beneficial owner of 45,500 shares.

(4)  American Express Company is a holding company. American
     Express Financial Advisors (formerly IDS Financial
     Corporation), a subsidiary of American Express Company, beneficially owns all such shares as a result of acting as investment adviser.

(5) Includes 42,965 shares owned of record by Mr. Nichols as Trustee of a family trust, 78,624 shares owned by Mr. Nichols' wife, 12,570 shares owned by Mr. Nichols as trustee of his children's trusts as to which he exercises sole voting and investment power, 6,200 shares owned by Mr. Nichols' son, 6,000 shares owned by Mr. Nichols' daughter and 168,400 shares which are deemed beneficially owned pursuant to stock options held by Mr. Nichols.

(6) Includes 450,100 shares owned by Englewood, N.V. The ultimate parent of Englewood, N.V., Al-Futtooh Investments WLL, is owned equally by Sheikh Nasser Al-Sabah, Sheikha Salwa Al-Sabah and Sheikh Hamad Al-Sabah, who each share voting and investment power. Thomas F. Ferguson is Managing Director of Englewood N.V. and disclaims beneficial ownership of the shares attributable to Englewood N.V.

(7) Includes 309,149 shares owned by Windcrest Partners, a limited partnership, in which Mr. Gellert shares investment and voting power.

(8) Includes 95,600 shares which are deemed beneficially owned pursuant to stock options held by Mr. Sanders.

(9) Includes 3,757 shares owned of record by Mr. Gavrin as trustee of a family trust, 2,141 shares owned by Mr. Gavrin as co-trustee of the Mark Sandler 1987 Trust and 8,835 shares owned by Mr. Gavrin's wife.

(10) Includes 51,300 shares which are deemed beneficially owned pursuant to stock options held by Mr. Turner.

(11) Includes 45,100 shares which are deemed beneficially owned pursuant to stock options held by Mr. Smette.

(12) Includes 37,300 shares which are deemed beneficially owned pursuant to stock options held by Mr. Lacey.

(13) Includes 462,400 shares which are deemed beneficially owned pursuant to stock options held by officers.


                     ELECTION OF DIRECTORS

     Pursuant to provisions of the Company's Certificate of Incorporation and Bylaws, the Board of Directors has fixed the number of directors at six. The Company's Certificate of Incorporation and Bylaws provide for three classes of directors serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Board of Directors has nominated David M. Gavrin and John W. Nichols for re-election as directors for terms expiring at the 1998 annual meeting, and in each case until their successors are elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named. Both nominees are presently directors of the Company whose terms expire at the Meeting. Other directors who are remaining on the Board will continue in office in accordance with their previous elections until the expiration of their terms at the 1996 or 1997 annual meeting, as the case may be.

     The Board of Directors recommends a vote "FOR" each of the nominees for election to the Board of Directors.

     It is the intention of the persons named in the Proxy to vote Proxies "FOR" the election of the two nominees. In the event that either of the nominees should fail to stand for election, the persons named in the Proxy intend to vote for substitute nominees designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.


            INFORMATION ABOUT NOMINEES AND DIRECTORS

Nominees for Re-election as Directors For Terms Expiring in 1998

     David M. Gavrin, age 60, a director of Devon Energy since 1979, serves as the chair of the Compensation and Stock Option Committee. In addition to managing his personal investments, he serves as a director of several other companies, including Heidemij, N.V., a worldwide environmental services company; New York Federal Savings Bank; United American Energy Corp., an independent power producer; and, Lectorum Publishing, Inc., a publisher and distributor of Spanish language books. In addition, Mr. Gavrin was associated with Drexel Burnham Lambert Incorporated, a former investment banking firm, for 14 years as First Vice President and was a General Partner of Windcrest Partners, an investment partnership, for 10 years.

     John W. Nichols, age 80, is the founder of Devon Energy Corporation and has been Chairman of the Board of Directors since 1969. Early in his career Mr. Nichols began purchasing producing oil and gas properties and has since been involved in many creative and successful oil and gas ventures. He is a Founding Partner and Oversight General Partner of Blackwood & Nichols Co. A Limited Partnership. Blackwood & Nichols Co. continues to operate approximately 250 wells in the prolific Northeast Blanco Unit of the San Juan Basin in New Mexico. John Nichols is a non-practicing Certified Public Accountant. He is the father of J. Larry Nichols.

Directors Whose Terms Expire in 1997

     Thomas F. Ferguson, age 58, has been a director of Devon Energy since 1982, and is the chair of the Audit Committee. He is Managing Director of Englewood, N.V., a wholly-owned subsidiary of Kuwaiti-based Al-Futtooh Investments WLL. His 20 year association with the principals of Al-Futtooh has allowed him to represent them on the board of directors of Devon and other companies in which they invest. Those investments include hotels, pharmaceuticals, an investment banking company and a venture capital fund. Mr. Ferguson is a Canadian qualified Certified General Accountant and was formerly employed by the Economist Intelligence Unit of London as a financial consultant.

     J. Larry Nichols, age 52, has been a Director of Devon Energy since 1971. Mr. Nichols joined Devon in 1970, became Vice President in 1971, Executive Vice President and General Counsel in 1973, President in 1976 and Chief Executive Officer in 1980. Mr. Nichols holds position of leadership in several industry associations. He serves as a director of the Independent Petroleum Association of America (IPAA) and chairs its Public Lands Committee. He is president of the Domestic Petroleum Council and is also a director of the Independent Petroleum Association of New Mexico, the Oklahoma Independent Producers Association and the National Petroleum Council. He also serves as a director of Smedvig Tankships Limited, the National Association of Manufacturers and the Oklahoma Nature Conservancy. Mr. Nichols holds a geology degree from Princeton University and a law degree from the University of Michigan. Prior to joining Devon, he served as a law clerk to Mr. Chief Justice Earl Warren and Mr. Justice Tom Clark of the U.S. Supreme Court. Mr. Nichols is a member of the Oklahoma Bar Association. He is the son of John W. Nichols.

Directors Whose Terms Expire in 1996

     Michael E. Gellert, age 63, has been a director of Devon Energy since 1969 and is a member of the Compensation and Stock Option Committee. In addition to managing his personal investments and serving as a director of Devon, Mr. Gellert serves on the board of several other companies. These include The Harvey Group Inc., distributors of electronic equipment; Humana Inc., owners of managed health care facilities; Premier Parks, Inc., an amusement parks operator; Putnam Trust Company, a banking concern; Seacor Holdings, Inc., owners and operators of marine equipment; and Regal Cinemas, Inc., owners and operators of multiplex motion picture theatres. Mr. Gellert was associated with the Drexel Burnham Lambert Group and its predecessors for 31 years, including 13 years as a director, and served in various executive capacities for its wholly-owned subsidiary, Drexel Burnham Lambert Incorporated.

     H. R. Sanders, Jr., age 62, has been a Director and Executive Vice President of Devon since 1981. Prior to joining Devon, Mr. Sanders was associated with RepublicBank Dallas, N.A. for 31 years, the last 11 of which he served as Senior Vice President with direct responsibility for independent oil and gas producer and mining loans. Mr. Sanders is a member of the IPAA, Texas Independent Producers and Royalty Owners Association and a past director of Triton Energy Corporation.

              INFORMATION ABOUT EXECUTIVE OFFICERS

     The positions held by the executive officers of the Company are as follows.

     J. Michael Lacey, age 49, joined Devon as Vice President - Operations and Exploration in 1989. Prior to his employment with Devon, Mr. Lacey served as General Manager in Tenneco Oil Company's Mid-Continent and Rocky Mountain Divisions. He holds both undergraduate and graduate degrees in Petroleum Engineering from the Colorado School of Mines, is a Registered Professional Engineer and a member of the Society of Petroleum Engineers and the American Association of Petroleum Geologists.

     Darryl G. Smette, age 47, Vice President of Marketing and Administrative Planning since 1989, joined Devon in 1986 as Manager of Gas Marketing. Mr. Smette's educational background includes an undergraduate degree from Minot State College and a masters degree from Wichita State University. His marketing background includes 15 years with Energy Reserves Group, Inc./BHP Petroleum (Americas), Inc., having served most recently as Director of Marketing. He is also an oil and gas industry instructor approved by the University of Texas' Department of Continuing Education. Mr. Smette is a member of the Natural Gas Association of Oklahoma and the American Gas Association.

     H. Allen Turner, age 42, has, since 1982, been responsible for Devon's investment banking activities and investor communications as Vice President of Corporate Development. In 1981 he served as Executive Vice President of Palo Pinto/Harken Drilling Programs. For the six prior years he was associated with Merrill Lynch with various responsibilities including Regional Tax Investments Manager. He is a member of the Petroleum Investor Relations Association, and serves on the IPAA Capital Markets Committee. He received his bachelor's degree from Duke University.

     William T. Vaughn, age 48, is Devon's Vice President of Finance in charge of commercial banking functions, accounting, tax and information services. Mr. Vaughn was elected in 1987 to his present position. Prior to that he was Controller of Devon from 1983 to 1987. Mr. Vaughn's prior experience includes serving as Controller with Marion Corporation for two years and employment with Arthur Young & Co. for seven years with various duties including audit manager. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Oklahoma Society of Certified Public Accountants. He is a graduate of the University of Arkansas with a Bachelor of Science degree.

     Danny J. Heatly, age 39, has been Devon's Controller since 1989. Prior to joining Devon, Mr. Heatly was associated with Peat Marwick Main & Co. in Oklahoma City for ten years with various duties including senior audit manager. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Oklahoma Society of Certified Public Accountants. He graduated with a Bachelor of Accountancy degree from the University of Oklahoma.

     Gary L. McGee, age 45, was elected Treasurer in 1983, having first served as Devon's Controller. Mr. McGee is a member of the Petroleum Accounting Societies of Houston and Oklahoma City and has been active in varied accounting functions with several companies in the industry. He served as Vice President of Finance with KSA Industries, Inc., a private holding company with various interests including oil and gas exploration. Mr. McGee also held various accounting positions with Adams Resources and Energy Co. and Mesa Petroleum Company. He received his accounting degree from the University of Oklahoma.

     Marian J. Moon, age 44, was elected Corporate Secretary on April 14, 1994. Ms. Moon has served Devon in various capacities since 1984, most recently as Manager of Corporate Communications and Analysis. She has also served as Assistant Secretary with responsibilities including compliance with SEC and stock exchange regulations. Prior to joining Devon, Ms. Moon was employed for eleven years by Amarex, Inc., an Oklahoma City based oil and natural gas production and exploration firm, where she served most recently as Treasurer. Ms. Moon is a member of the Petroleum Investor Relations Association and the American Society of Corporate Secretaries. She is a graduate of Valparaiso University.



              MEETINGS AND COMMITTEES OF THE BOARD

     During 1994, the Board of Directors of the Company held four regular meetings and one special meeting. No director attended fewer than 75% of the aggregate of (1) the total number of meetings of the board of directors and (2) the total number of meetings held by all committees of the board on which he served. The Board of Directors has standing audit and compensation and stock option committees. It does not have a standing nominating committee.

     Mr. Ferguson is the sole member of the Company's Audit Committee. The Audit Committee meets with the Company's independent public accountants and reviews the consolidated financial statements of the Company on a regular basis. The functions of the Audit Committee consist of recommending independent accountants to the Board of Directors; approving the nature and scope of services performed by the independent accountants and reviewing the range of fees for such services; conferring with the independent accountants and reviewing the results of their audit; reviewing the Company's accounting and financial controls; and providing assistance to the Board of Directors with respect to the corporate and reporting practices of the Company. The Board of Directors, as recommended by the Audit Committee, has selected KPMG Peat Marwick LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 1995, subject to ratification by the stockholders. The Audit Committee met two times during 1994.

     The compensation and stock option committee, which consists of Messrs. Gavrin (Chair) and Gellert, determines the nature and amount of compensation of all executive officers of the Company who are also directors and the amount and terms of stock options granted to all employees. In addition, this committee provides guidance to and makes recommendations to management on employee benefit programs. The compensation and stock option committee held two meetings in 1994.

                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information regarding annual and long-term compensation during 1992, 1993 and 1994 for the CEO and the four most highly compensated executive officers, other than the CEO, who were serving as executive officers of the Company on December 31, 1994.

                                            Annual                                             Long-Term
                                           Compensation                                        Compensation<F2>



                   Principal                                                                   Awards of          All Other
Name               Position                  Year    Salary         Bonus           Other<F1>  Options/SAR's<F3>  Compensation<F4>
                                                                                                 # Shares
J. L. Nichols      President & CEO           1994    $275,000       $200,600           --       72,000            $3,000
                                             1993    $250,000       $175,600           --       40,000            $4,497
                                             1992    $225,000       $200,600           --       34,000            $4,364

H.R. Sanders, Jr.  Executive Vice President  1994    $230,710<F5>   $118,988           --       54,000            $3,000
                                             1993    $220,710<F5>   $100,600           --       30,000            $4,497
                                             1992    $205,710<F5>   $ 95,600           --       19,000            $4,364

J. M. Lacey        Vice President            1994    $190,000       $67,618            --       36,000            $3,000
                                             1993    $178,000       $55,600            --       20,000            $4,345
                                             1992    $168,500       $50,600            --       10,000            $4,335

H. A. Turner       Vice President            1994    $155,000       $67,019            --       36,000            $3,000
                                             1993    $145,000       $50,600            --       20,000            $4,045
                                             1992    $135,500       $45,600            --       10,000            $4,095

D. G. Smette       Vice President            1994    $155,000       $67,019            --       36,000            $3,000
                                             1993    $145,000       $50,600            --       20,000            $4,045
                                             1992    $135,500       $45,600            --       10,000            $4,095


<F1>Excludes other compensation which, in aggregate, does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

<F2>No awards of restricted stock or payments under long-term incentive plans were made by the Company to any of the named executives in any period covered by the table.

<F3>Two option grants were made in 1994 as a result of a change in the timing of the grant dates from mid-year to year-end. It is anticipated that future consideration of option grants will be made only once per year, at year-end. See "Compensation and Stock Option Committee Report on Executive Compensation -- Stock Options."

<F4>These amounts represent Company matching contributions to the Devon Energy
   Incentive Savings Plan.

<F5>Includes $10,710 of interest imputed at the fair market rate of 9% on a non-
   interest bearing note payable to Devon in the amount of $119,000 executed by Mr. Sanders and secured by a first mortgage on his home.

Option Grants in 1994

     The following table sets forth information concerning options to purchase Common Stock granted in 1994 to the five individuals named in the Summary Compensation Table. The material terms of such options appear in the following table and the footnotes thereto.


                                                   Individual Grants

                                                     Percent of Total   Exercise                           Grant Date
                                   Options           Options Granted    Price         Expiration           Present
     Name                          Granted           to Employees in    Per Share<F6> Date                 Value<F7>
                                                     1994
J. Larry Nichols                   36,000<F1>             8.3%          $23.3125      06/14/2004           $370,800
                                   36,000<F2>             8.3%          $18.0625      12/07/2004           $299,520

H. R. Sanders, Jr.                 27,000<F3>             6.2%          $23.3125      06/14/2004           $278,100
                                   27,000<F2>             6.2%          $18.0625      12/07/2004           $224,640

J. Michael Lacey                   18,000<F4>             4.1%          $23.3125      06/14/2004           $185,400
                                   18,000<F5>             4.1%          $18.0625      12/07/2004           $149,760

H. Allen Turner                    18,000<F4>             4.1%          $23.3125      06/14/2004           $185,400
                                   18,000<F5>             4.1%          $18.0625      12/07/2004           $149,760

Darryl G. Smette                   18,000<F4>             4.1%          $23.3125      06/14/2004           $185,400
                                   18,000<F5>             4.1%          $18.0625      12/07/2004           $149,760


<F1>Of these options, which were granted on June 14, 1994, 19,200 were immediately vested and exercisable. The remaining 16,800 shares vest over a four year period with 25% becoming exercisable on June 14 of each year beginning in 1995.

<F2>The options, which were granted December 7, 1994, were immediately vested and exercisable.

<F3>Of these options, which were granted on June 14, 1994, 14,400 were immediately vested and exercisable. The remaining 12,600 shares vest over a three year period with one-third becoming exercisable on June 14 of each year beginning in 1995.

<F4>These options, which were granted on June 14, 1994, each vest over a four year period with 20% of the shares becoming exercisable on June 14 of each year beginning in 1994.

<F5>These options, which were granted on December 7, 1994, each vest over a four year period with 20% of the shares becoming exercisable on December 7 of each year beginning in 1994.

<F6>Exercise price is the fair market value on the date of grant, determined by calculating the average of the high and low prices of Common Stock, as reported by the American Stock Exchange for the date of grant.

<F7>Based on the Binomial Option Pricing Model using the following assumptions:
   volatility - 39.9%; risk-free interest rate - 6.53% per annum for the June, 1994 grant and 7.64% per annum for the December, 1994 grant; annual dividend yield - 0.657%; and, time of exercise - five years from grant date. Adjustment for non-transferability resulted in a reduction of the expected time of exercise from the 10-year option life to five years from grant date. No adjustment was made to the value for risk of forfeiture.


Aggregated Option Exercises in 1994 and Year-End Option Values

     The following table sets forth information for the five individuals named in the Summary Compensation Table concerning their exercise in 1994 of options to purchase Common Stock and the unexercised options to purchase Common Stock held by the named individuals at December 31, 1994.


                       Number of Unexercised Options at 12/31/94                       Value of Unexercised
                                                                                       In-the-Money Options at 12/31/94<F2>

                       Number of
                       Shares Acquired   Value
         Name          Upon Exercise   Realized<F1>    Exercisable   Unexercisable     Exercisable      Unexercisable

J. Larry Nichols       35,000         $449,838         164,200        16,800             $472,500             $ --
H. R. Sanders, Jr.        --          $ --              91,400        12,600             $ 95,063             $ --
J. Michael Lacey          --          $ --              29,700        44,800             $122,363             $42,200
H. Allen Turner           --          $ --              43,700        44,800             $228,363             $42,200
Darryl G. Smette          --          $ --              37,500        44,800             $177,888             $42,200


<F1>The value realized presented equals the aggregate amount of the excess of the fair market value (the average of the high and low prices of the Common Stock as reported by the American Stock Exchange on the exercise date) over the relevant exercise price.

<F2>The value is based on the aggregate amount of the excess of
   $18.25 (the closing price as reported by the American Stock Exchange for December 31, 1994) over the relevant exercise price for outstanding options that were exercisable and in-the-money at year-end.

Compensation Pursuant to Plans

     Long-term Incentive Plans. Prior to 1993, Devon had outstanding stock options issued to certain of its executive officers and employees under two stock option plans adopted in 1987 and 1988 (the "1987 Plan" and the "1988 Plan"). During 1993, all remaining options outstanding under the 1987 Plan were exercised. Also during 1993 the 1988 Plan was canceled. Options granted under the 1988 Plan remain exercisable by the employees owning such options, but no new options will be granted under the 1988 Plan. At December 31, 1994, 16 participants held options granted under the 1988 Plan.

     Effective June 7, 1993, Devon adopted the Devon Energy
Corporation 1993 Stock Option Plan (the "1993 Plan") and reserved one million shares of Common Stock for issuance thereunder to key management and professional employees.

     The exercise price of incentive stock options granted under the 1993 Plan may not be less than the estimated fair market value of the stock at the date of grant, plus 10% if the grantee owns or controls more than 10% of the total voting stock of Devon prior to the grant. The exercise price of nonqualified options granted under the 1993 Plan may not be less than 75% of the fair market value of the stock on the date of grant. Options granted are exercisable during a period established for each grant, which period may not exceed 10 years from the date of grant. Under the 1993 Plan, the grantee must pay the exercise price in cash or in Common Stock, or a combination thereof, at the time the option is exercised. The 1993 Plan expires on April 25, 2003. As of December 31, 1994, 19 participants held options granted under the 1993 Plan.

     The Company has no other plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year.

     Retirement Plan. Devon maintains a defined benefit retirement plan (the "Plan") which provides benefits based upon past and future employment service with Devon. Each eligible employee who retires is entitled to receive an annual retirement income, computed as a percentage of his final average compensation, (which consists of salaries, wages, and bonuses), and his credited years of service up to 25 years. Contributions by employees are neither required nor permitted under the Plan and no benefit accrues after an employee reaches age 70. All of the executive officers except John W. Nichols participate in the Plan.

     The following table illustrates estimated annual benefits payable upon retirement under the Plan to employees in specified compensation and years of service classifications assuming a normal retirement in 1995 at age 65.

                            Years of Service
  Final Average
  Compensation         15           20          25

   $ 50,000         $10,000       $16,400    $22,900
   $100,000         $25,800       $38,800    $51,800
   $150,000         $45,300       $64,800    $84,300


     The maximum annual compensation that can be considered is $150,000, subject to adjustments in accordance with regulations of the Internal Revenue Service. Accordingly, only $150,000 of compensation for each of J. Larry Nichols, H. R. Sanders, Jr., J. Michael Lacey, H. Allen Turner and Darryl G. Smette is considered by the Plan. Benefits are computed based on straight-life annuity amounts and are reduced by Social Security payments.

     The following table sets forth the credited years of service under Devon's Plan for each of the five individuals named in the Summary Compensation Table.

                                          Credited
                                      Years of Service
     Name of Individual           (Through December 31,1994)

     J. Larry Nichols                  24 years
     H. R. Sanders, Jr.                14 years
     J. Michael Lacey                   6 years
     H. Allen Turner                   13 years
     Darryl G. Smette                   8 years

Employment Agreements

     Pursuant to severance agreements, each of the five individuals named in the Summary Compensation Table is entitled to certain compensation ("Severance Payment") in the event that his employment with the Company is terminated (a) within one year of the acquisition by the Company of reserves or assets which result in the reserves or assets of the Company increasing by at least 20% or (b) within two years of a change in control of the Company. "Change of control" is defined in the agreements as being an event which results in an entity or group acquiring either (i) 30% or more of the Company's outstanding voting securities, or (ii) less than 30% of the outstanding voting securities, but which a majority of the board determines has caused a change in control. In either case the Severance Payment would be approximately equal to two times the individual's annual compensation.

     The Company also has a severance agreement with Mr. William
T. Vaughn, Vice President of Finance, with terms identical to the above-referenced severance agreements. The Company has no other employment agreements with any of its executive officers.

Director Compensation

     Non-management directors of Devon receive an annual retainer of $10,000, payable quarterly, plus $500 for each Board meeting attended. Also, directors serving as chairmen of the standing committees of the Board of Directors receive $500 for each committee meeting attended. Non-management directors serving as members of these two committees receive $300 per meeting attended. John W. Nichols, Chair of the Board, received $175,600 in 1994 as payment for his services as director and as Chair of the Board.

Compensation and Stock Option Committee Report on Executive
Compensation

     The compensation and stock option committee of the Board of Directors (the "Committee") establishes the general compensation policies of the Company. The Committee meets in November or December of each year to establish specific compensation levels for the chief executive officer ("CEO") and the executive vice president ("EVP") and to review the executive officers' compensation generally. (The compensation for executives officers other than the CEO and EVP is actually determined by the CEO and EVP.)

     The Committee's goal in setting executive compensation is to motivate, reward and retain management talent who support the Company's goals of increasing absolute and per share growth for shareholders. This goal is carried out through awards of base salary, annual cash bonuses and stock options.

     The Committee generally believes that the total cash compensation of its CEO, EVP and other executive officers should be similar to the total cash compensation of similarly situated executives of peer group public companies within the oil and gas industry. Further, a significant portion of the complete compensation package should be tied to the Company's success in achieving long-term growth in earnings, cash flow, reserves and stock price per share.

     Base Salary. A competitive base salary is considered vital to support the continuity of management and is consistent with the long-term nature of the oil and gas business. The Committee believes that the base salaries of the executive officers should be similar to the base salaries of executive officers of similar companies within the oil and gas industry. Therefore, no performance criteria are applied to the base salary portion of the total compensation. Performance of the Company versus its peers is, however, given significant weight in the cash bonus and stock option portions of total compensation.

     The CEO's base salary for 1994 was based upon information available to the Committee at its November, 1993 meeting. At that meeting the Committee established a peer group of 13 companies to which Devon should be compared. This peer group included companies which are similar to Devon in total revenues, balance sheet ratios, oil and gas reserves and overall oil and gas operations. (The industry group index in the Performance Graph included in this Proxy Statement includes, but is not limited to, the companies used for this compensation analysis. In its analysis, the Committee specifically focused on those companies that are most similar to Devon in size, financial structure and operations, believing that the most direct comparisons would not necessarily include all of the more than 200 companies included in the industry group index used for the Performance Graph.)

     A review of the base salaries for the highest-paid executive at each of these peer companies revealed that the 1993 base salary of Devon's CEO was at the low end of the range of all base salaries in the group, and only 63% of the average base salary for the group. As a result of this finding, the Committee increased Devon's CEO's base salary for 1994 by 10% to improve his base salary in relationship to the peer group.

     The Committee used similar criteria to evaluate the base salary for Devon's EVP. However, the EVP's base salary was a somewhat higher percentage than that of the CEO in relationship to the peer group. While the EVP's base salary was at the low end of the range of all base salaries for the second-highest paid executives in the peer group, it was 88% of the average base salary. As a result of this finding the Committee increased the EVP's base salary by 5% to keep his base salary competitive with the group.

     The Committee advised the CEO and EVP that similar criteria should be used to evaluate the base salaries of the other executive officers of the Company.

     Cash Bonuses. The Committee believes that the officers' cash bonuses should be tied to Devon's success in achieving growth in comparison to those of the Company's industry peers. Cash bonuses for calendar year 1994 were set at the December, 1994 Committee meeting. In setting the cash bonus for the CEO for the calendar year 1994, the Committee established a peer group of 17 oil and gas companies to which Devon should be compared. (This peer group included ten of the 13 companies used for the prior year comparison plus seven additional companies that were dissimilar to Devon the prior year but now could be considered similar to Devon in size, financial structure and operations.)

     The Committee reviewed Devon's growth of the last three years compared with the peer group average on a number of different measures, notably change in earnings per share, cash flow per share, reserves per share and stock price. In all of these categories, Devon's performance was materially superior to the peer group's performance. As a result of this analysis, the Committee awarded the CEO a cash bonus which would result in his total compensation for 1994 being 95% of the average total 1993 compensation for the highest-paid executives at each of the companies in the peer group.

     The Committee used the same criteria to evaluate the cash bonus for the EVP, awarding him a cash bonus which would result in his total compensation for 1994 being 95% of the average total 1993 compensation for the second highest-paid executives of companies in the peer group.

     The Committee advised the CEO and EVP that similar criteria should be used in establishing cash bonuses for the other executive officers.

     Stock Options. The Committee desires to reward long-term strategic management practices and enhancement of shareholder value through the award of stock options. Stock options are granted at an option price equal to the fair market value of the Common Stock on the grant date. The grant of these options and the optionees holding of unexercised options and/or ownership of exercised option shares is designed to closely align the interests of the executive officers with those of the shareholders. The ultimate value of the stock options will depend on the continued success of the Company, thereby creating a continuing incentive for executive officers to perform long after the initial grant.

     Stock options were awarded to the CEO, EVP and other executive officers in June, 1994. Stock option grants have historically been considered only once each year, in June. However, the Committee wanted to begin considering stock option grants in conjunction with the total compensation package. Therefore a second award of options was considered and granted in December, when other components of compensation were considered. This second award was based on 1994 results and was made independently of the first award, which was based on 1993 results. The Committee expects that future consideration of stock option grants will be made only once each year, in November or December.

     The award of options is based generally upon the same criteria as that used for the award of cash bonuses; that is, more options are awarded if the Company performs well in relationship to its peers, and less or none are awarded if the Company does not perform well. In addition, the Committee wants to encourage executives to maintain ownership of Company stock and/or unexercised options. Although there are no specific ownership criteria used in awarding options, long-term ownership is viewed favorably. The Committee noted that Devon's officers as a group still retain over 60% of all options granted to them. Even the sole option exercised by an officer in 1994 was an option held for five years which was about to expire.

     The Committee generally seeks to award no more than 1% of the outstanding shares in any one year, and further desires to keep the total number of shares under option less than 10% of the total shares outstanding. As of December 31, 1994, there were 877,900 shares under option, which was 4% of the total shares outstanding.

     Policy on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the tax deduction to $1 million for compensation paid to any one executive officer, unless certain requirements are met. The Committee presently intends that all compensation paid to executive officers will meet the requirements for deductibility under Section 162(m). However, the Committee may award compensation which is not deductible under
Section 162(m) if it believes that such awards would be in the best interest of the Company or its shareholders.

     No Present Intention to Submit a Compensation Plan to the
Shareholders. The Committee has no present intention of submitting a compensation plan to the shareholders for approval which would result in the issuance of more than 5% of the Company's outstanding Common Stock.

     We believe that the Company has an appropriate compensation structure which properly rewards and motivates its executive officers to build shareholder value.

As to Compensation to                As to Compensation to Executive Officers
the CEO and EVP                      other than the CEO and EVP

David M. Gavrin, Chair                  J. Larry Nichols
Michael E. Gellert                      H. R. Sanders, Jr.

Compensation Committee Interlocks

     The Compensation Committee is composed of two independent, non-employee directors, Mr. Gavrin and Mr. Gellert. These directors have no interlocking relationships as defined by the Securities and Exchange Commission.

Performance Graph

     The following performance graph compares the Company's cumulative total stockholder return on its Common Stock for the five-year period from December 31, 1989 to December 31, 1994, with the cumulative total return of the Standard & Poor's 500 stock index and the Stock Index by Standard Industrial Classification Code ("SIC Code") for Crude Petroleum and Natural Gas. The SIC Code for Crude Petroleum and Natural Gas is 1311. The identities of the 200+ companies included in the index will be provided upon request.

                    CUMULATIVE TOTAL RETURN*
            THE COMPANY, S&P 500, AND SIC CODE INDEX
              FOR CRUDE PETROLEUM AND NATURAL GAS

                                 Fiscal Year Ending
                 _______________________________________________________
Company          1989       1990      1991      1992      1993      1994

Devon Energy Cp  100        85.19     65.74    111.11    153.41  136.56
Industry Index   100        86.49     90.30     85.74    102.16  107.06
Broad Market     100        96.88    126.42    136.08    149.80  151.78

Assumes $100 invested on December 31, 1989 in Devon Energy
Corporation Common Stock, S&P 500 Index and SIC Code Index for
Crude Petroleum and Natural Gas.

*Total return assumes reinvestment of dividends.

              PROPOSAL TO REINCORPORATE IN OKLAHOMA

     The Board of Directors is proposing that Devon change its state of incorporation from Delaware to Oklahoma. The reasons for the change are to save approximately $150,000 per year in franchise taxes while retaining corporate governance laws similar to those of Delaware. These reasons are more fully explained below under the caption "Purposes for the Reincorporation." The details of the change from Delaware incorporation to Oklahoma incorporation are set out in the Plan and Agreement of Merger and Reorganization which is attached to this proxy statement as Exhibit A. The Board of Directors has unanimously approved the Reincorporation, subject to shareholder approval.

     The Reincorporation will be accomplished by merging Devon into its newly-formed Oklahoma subsidiary, Devon Oklahoma Corporation ("Devon Oklahoma"). Devon Oklahoma will then immediately be renamed Devon Energy Corporation and continue conducting business as the successor to Devon. If Devon's stockholders adopt and approve the Reincorporation, the Reincorporation will take effect on the date on which a certificate of merger is filed with the appropriate officers of the States of Oklahoma and Delaware (the "Effective Date"). These filings are anticipated to be made within 48 hours after adoption and approval of the Reincorporation at the Meeting.

     The Reincorporation will not result in any change in the number of shares owned or percentage of ownership of any stockholder of Devon. On the Effective Date each outstanding share of Devon Common Stock will automatically be converted into one share of Devon Oklahoma common stock, par value $.10 per share ("Devon Oklahoma Common Stock").

     Each outstanding certificate representing shares of Devon Common Stock will represent the same number of shares of Devon Oklahoma Common Stock. On and after the Effective Date the Devon Oklahoma Common Stock will be traded on the AMEX in full substitution for the shares of Devon Common Stock under the same stock symbol, "DVN."

     IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR
EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF DEVON
OKLAHOMA.

     Following the Reincorporation, certificates representing previously outstanding shares of Devon Common Stock may be delivered in effecting sales through a broker, or otherwise, of Devon Oklahoma Common Stock. When presently outstanding certificates are presented for transfer after the Reincorporation, new certificates for the stock of Devon Oklahoma will be issued. New certificates will also be issued upon the request of any stockholders, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

     Approval of the Reincorporation will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this Proxy Statement. Reincorporation of the Company will not result in any change in the business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. Devon Oklahoma will possess all of the assets and be responsible for all of the liabilities of the Company. The Reincorporation will not change the financial condition of the Company.

     Devon is currently governed, and the shareholders rights are defined, by the laws of the state of Delaware, the Board of Directors and officers, its certificate of incorporation, its by-laws and its preferred stock designation. In addition, the Company has adopted a Share Rights Plan, an Incentive Savings Plan, the 1993 Stock Option Plan, a defined benefit retirement plan and various other employee benefit plans. All of these instruments will be substantially the same for Devon Oklahoma as they were for the Company. Some of the items will be exactly the same. Some changes will be made to the others.

     Specifically, the officers and directors of Devon Oklahoma will be the same people who currently serve as officers and directors of the Company. The Devon Oklahoma Bylaws will be the same as the Bylaws of Devon in all respects, as will the preferred stock designations, the Incentive Savings Plan, the 1993 Stock Option plan, the defined retirement plan and other employee benefits. The certificate of incorporation for Devon Oklahoma and the Share Rights Plan for Devon Oklahoma will be changed somewhat. Although substantially the same, the statutes governing corporations in Oklahoma and Delaware are different in some respects. The changes and differences are set forth below under the caption "Principal Differences between Devon and Devon Oklahoma."

                Purposes for the Reincorporation

     The Board of Directors believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Delaware to Oklahoma. The Board of Directors is not aware of any divergence of interest between management and the shareholders in general concerning the proposal. See paragraph "Principal Security Ownership." There are two primary factors leading to the decision to reincorporate in Oklahoma:

Eliminate Delaware Franchise Taxes

     The major factor in determining to reincorporate in Oklahoma is that the $150,000 franchise tax the Company pays annually as a Delaware corporation will be eliminated. Devon does not transact business in Delaware and would not be required to pay Delaware franchise taxes if it was not incorporated under the Delaware laws. The Company currently pays Oklahoma franchise tax because of the property its subsidiaries own and the business it conducts in the state. No additional franchise or other taxes will be due to the State of Oklahoma as a result of the Reincorporation.

Oklahoma Corporate Laws Similar to Delaware's

     The Company was incorporated in 1988 in Delaware, rather than in Devon's home state of Oklahoma, because the Delaware General Corporation Law (the "Delaware Law") is generally considered to be pro-business. In addition, as a result of there being many Delaware corporations, there is a large body of case law defining the Delaware Law. While the Oklahoma General Corporation Act (the "Oklahoma Act") was intended to be very similar to the Delaware Law, it was only adopted in 1986. At the time of incorporation, the Company was not certain that the Oklahoma legislature would keep the Oklahoma Act up-to-date with the Delaware Law. The Company has now determined that the Oklahoma Act has proven to be substantially equivalent to the Delaware Law. Furthermore, the Oklahoma legislature has continued to update the Oklahoma Act to correspond to the Delaware Law. Even though the Oklahoma courts have not decided the large number of cases as have the Delaware courts, the Delaware decisions and interpretations would be instructional and therefore persuasive in Oklahoma courts because of the similarity of the laws and the perceived expertise of the Delaware judiciary. Therefore the unique advantages of being incorporated in Delaware rather than Oklahoma are no longer distinct.


     Principal Differences between Devon and Devon Oklahoma

Principal Differences between the Oklahoma Act and the Delaware
Law

     Control Share Acquisition Act. The Oklahoma legislature enacted the Control Share Acquisition Act to discourage hostile takeover attempts or the acquisition of a potentially controlling ownership position without the approval of a company's board of directors. Since there are no provisions in Delaware law comparable to the Control Share Acquisition Act, this could represent a change to Devon shareholders after the Reincorporation. However, Devon's Board of Directors (i) does not intend the Reincorporation to result in additional anti-takeover protections, and (ii) does not believe the Control Share Acquisition Act provides any benefits not already available by other provisions of the Oklahoma Act which are comparable to those in the Delaware Law, the "business combination" limitations in the Certificate of Incorporation (discussed below) and the Share Rights Plan (discussed below). Therefore, Devon's Board has included a provision in the Devon Oklahoma certificate of incorporation whereby Devon Oklahoma will be excluded from the provisions of the Control Share Acquisition Act. Devon's Board of Directors has no current plans or proposals for additional anti-takeover measures.

     Written Shareholder Consents. The Oklahoma Act contains provisions which require publicly-held corporations to obtain unanimous approval for any actions taken by written shareholder consent. This unanimous consent requirement is intended to effectively preclude action by written shareholder consent and to require any shareholder vote to be taken at a meeting only after proper notice and appropriate disclosure. Since the Delaware Law allows actions to be taken by written consent, this could represent a change to Devon shareholders after the Reincorporation. However, Devon currently has a provision in its Certificate of Incorporation which prohibits voting by written shareholder consent. Therefore, the written shareholder consent provision of the Oklahoma Act does not represent a change in rights for the Devon stockholders.

Principal Differences in Certificate of Incorporation

     Article Tenth of the Company's Certificate of Incorporation contains limitations on business combinations with an "interested shareholder" or affiliates thereof. The Delaware Law and the Oklahoma Act have provisions placing limitations on such business combinations, the provisions of which are substantially the same and both of which were adopted after the Company's Certificate of Incorporation was filed. In connection with the Reincorporation, the Certificate of Incorporation of Devon Oklahoma has been made to conform in certain respects to the Oklahoma Act. A copy of the Certificate of Incorporation of Devon Oklahoma is attached to this Proxy Statement as Exhibit B.

     The Oklahoma Act provides that business combinations with an interested shareholder or affiliate can be effected if (i) prior to the person becoming an interested shareholder the board of directors approved either the business combination or the transaction which resulted in such a party becoming an interested shareholder, (ii) pursuant to the transaction which resulted in his becoming an interested shareholder, the interested shareholder acquired at least 85% of the outstanding voting stock of the corporation excluding stock held by officers and directors and certain employee stock plans, or (iii) the business combination is approved by the board and authorized at an annual or special meeting by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested shareholder. "Interested shareholder" is defined as one who is the beneficial owner of 15% or more of the voting stock.

     Devon's Certificate of Incorporation contains a provision requiring a higher vote than is statutorily required for certain business combinations with an interested shareholder. An affirmative vote of the holders of at least 80% of the voting power of the outstanding stock is required to approve such business combination unless (i) the business combination has been approved by three-fourths of the directors who are unaffiliated with the interested shareholder and who were directors prior to the time the interested shareholder became an interested shareholder or their successors, or (ii) certain specified fair
price provisions are satisfied.   Specifically, with regard to
Devon, an "interested shareholder" means (i) any person who beneficially owns more than 10% of the voting power of the outstanding stock; (ii) an affiliate of Devon who at any time within the two-year period immediately prior to the date in question owned 10% or more of the voting power of the outstanding stock; or (iii) an assignee or successor to any shares of voting stock that were at any time within the two-year period prior to the date in question beneficially owned by an interested shareholder unless such assignment or succession occurred in connection with a public offering. This provision of Devon's Certificate of Incorporation cannot be amended without the affirmative vote of the holders of at least 80% of the outstanding shares of Devon entitled to vote.

     The Oklahoma Act does not allow any Certificate of Incorporation to require a higher vote than the percentage required by the Oklahoma Act. Accordingly, the Certificate of Incorporation of Devon Oklahoma provides for approval of business combinations with interested shareholders by 66 2/3% of all voting power not attributable to shares owned by the interested shareholder.

     Devon Oklahoma's Certificate of Incorporation also has been made to conform to the provisions of the Oklahoma Act (which are the same as the Delaware Law) that allow the Board of Directors to permit, without super-majority shareholder approval, a business combination with an interested shareholder after that person has become an interested shareholder only if the business combination has been proposed prior to the consummation or abandonment of a third-party transaction and subsequent to the earlier of the public announcement or required notice of the third-party transaction. This provision is essentially a "releasing mechanism" which provides that if a third-party may consummate a business combination without super-majority shareholder approval, the interested shareholders are released from the super-majority requirement as well (i.e., only majority approval is required under those circumstances where there are two or more suitors). For example, if a third party commences a tender offer for outstanding stock representing 50% or more of the outstanding voting power, an interested shareholder would be permitted to consummate a merger with Devon Oklahoma without super-majority shareholder approval, i.e., with only majority approval. There is no similar provision in Devon's Certificate of Incorporation,but the provisions of Delaware Law (which are same as the Oklahoma Act) would apply to Devon.

     The definition of "business combination" in Devon Oklahoma's Certificate of Incorporation has been revised to conform to the definition in the Oklahoma Act. The definitions in the Oklahoma Act, and Devon Oklahoma's Certificate of Incorporation are more detailed and specific than the definition in the Company's current Certificate of Incorporation, thereby providing more certainty when construing the application of the limitations. The material differences in the definitions are that a "business combination" is (i) a sale of 10% or more of the market value of Devon Oklahoma's assets (rather than assets of Devon having a fair market value of $1,000,000 or more), (ii) the issuance of any Devon Oklahoma stock to the interested shareholder (rather than the issuance of Devon shares having $1,000,000 or more fair market value), (iii) the receipt of any benefit by an interested shareholder not expressly allowed by the Certificate of Incorporation (a provision that does not appear in Devon's current Certificate), and (iv) a share acquisition (the acquisition of one company's stock in exchange for stock of another corporation after majority shareholder approval by the first company) pursuant to Section 1091.1 of the Oklahoma Act (a provision that does not appear in Devon's current Certificate). These changes allowed deletion of the provision in the Company's Certificate of Incorporation defining the powers of the Board of Directors to determine whether a person is an interested shareholder and the amount of assets involved in a business combination.

     Devon Oklahoma's Certificate of Incorporation has been revised to limit the restriction on business combinations with interested shareholders to a period of three years from the date a person becomes an interested shareholder. Devon's current Certificate of Incorporation provides for an unlimited moratorium on business combinations with interested shareholders. However, the Board has included this change because the validity of an unlimited moratorium may be questioned.

     Finally, Devon Oklahoma's Certificate of Incorporation has been revised to include not only current interested shareholders, but also former interested shareholders in the three-year business combination restriction. This prevents a person from becoming an interested shareholder, selling enough shares to no longer be an interested shareholder and then entering into a Business Combination with Devon Oklahoma. This change also necessitated the addition of another provision to distinguish between inadvertent accumulations of 15% of Devon Oklahoma's common stock that is subsequently divested and purposeful acquisitions resulting in a person becoming an interested shareholder.

Principal Differences in Share Rights Plans

     Although the Company currently has a Share Rights Plan (the "Current Plan"), certain modifications were made when the Share Rights Plan of Devon Oklahoma (the "New Plan") was adopted. In order to understand the changes, we have provided a description of the Current Plan, followed by a description of the changes made in adopting the New Plan. A complete copy of the Rights Agreement describing the New Plan is attached to this Proxy Statement as Exhibit C.

     The Current Plan. The basic purpose of the Current Plan is to protect the stockholders in the case of a takeover attempt which, in the opinion of the Board of Directors, may not be in the stockholders' best interest. It is designed to enhance the Board of Directors' bargaining power versus a potential acquiror's. It is not intended to repel all possible suitors.
It does, however, serve to slow a potential acquiror down, allowing the Company's Board of Directors time to react and, hopefully, either encourage the acquiror to negotiate with the Board of Directors in establishing a fair price for the Company's stock or allow the Company time to seek other higher offers or alternate plans. This extra time could be critical, since on many occasions offerors use time deadlines to force shareholder approval of a less-than-optimum offer.

     The mechanism the Current Plan uses to accomplish this goal is to give Devon stockholders who are not affiliated with the acquiror the right to buy securities of either Devon or, in certain circumstances, the acquiror, at a discounted price. This obviously dilutes the acquiror's ownership and discourages him from launching a takeover attempt. The onerous consequences to the acquiror once the Current Plan is activated encourage a potential acquiror to work with Devon's Board in establishing a fair offer so that the Current Plan will never be activated.

     The Current Plan is defined by the Rights Agreement dated as of June 29, 1988 between Devon and MTrust Corp. National Association, as rights agent, the duties and obligations of MTrust Corp. having been transferred to The First National Bank of Boston effective April 19, 1994 (the "Current Rights Agreement"). Under the Current Rights Agreement every share of Common Stock has an attached "Right." Initially the Rights are not exercisable, and are only tradeable and transferable along with the Common Stock. However, if a "Distribution Date" occurs, the Rights will be distributed in separate certificates to each registered holder of the Common Stock. The Rights thereafter are exercisable and will be tradeable and transferable separately from the Common Stock. The Distribution Date occurs ten business days following the earlier of:

          (i)  a public announcement that a person or group (an
          "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of Devon's outstanding Common Stock (the "Stock
          Acquisition Date"); or

          (ii) a tender or exchange offer has commenced that could result in a person or group beneficially owning
          30% or more of Devon's outstanding Common Stock.

     Once the Distribution Date occurs, there are three separate events which trigger three separate options for the Right holders:

          (i) Initially the exercise of each Right for $25, subject to adjustment to prevent dilution (the "Purchase Price"), entitles the holder to buy one one-hundredth of a share of Series A Preferred Stock (the "Preferred Stock"). A holder of one whole share of Preferred Stock has the right to 100 votes on all matters voted on by common stockholders and dividends of 100 times any dividends paid to the holders of Common Stock. In addition, each share of Preferred Stock has a liquidation preference of $100, provided that such amount is at least 100 times the amount distributed to the holders of Common Stock on liquidation.

          (ii) If an Acquiring Person increases his beneficial ownership to 30% of Devon's outstanding Common Stock, then the exercise of each Right not beneficially owned by an Acquiring Person entitles its holder to receive Devon Common Stock having a market value of two times the Purchase Price in lieu of receiving Preferred Stock.

          (iii) Following the Stock Acquisition Date, if certain "Business Combinations" are consummated, then the exercise of each Right not beneficially owned by an Acquiring Person entitles its holder to buy common stock or other securities of the Acquiring Person having a value of two times the Purchase Price. A Business Combination is a transaction in which (a) Devon merges with or into an Acquiring Person, (b) an Acquiring Person merges with or into Devon and all or part of Devon's Common Stock is exchanged for capital stock or other securities of the Acquiring Person, cash or other property, or (c) Devon sells or otherwise disposes of 50% or more of its assets or assets generating 50% or more of the Company's gross revenues or net operating income to an Acquiring Person.

     Until ten business days following the Stock Acquisition Date, Devon may redeem the Rights in whole, but not in part, at $0.01 per Right. Under certain circumstances the decision to redeem requires the concurrence of a majority of the directors who were directors prior to the Stock Acquisition Date (or successors nominated and approved by them). These circumstances occur after a person becomes an Acquiring Person or after a change in a majority of the directors resulting from a proxy solicitation by a person who has stated an intention to become an Acquiring Person. After the redemption period has expired, assuming the Rights have not been exercised, Devon's right of redemption may be reinstated if the beneficial ownership of an Acquiring Person is reduced to 10% or less of Devon's outstanding Common Stock. There is no limit on the time during which the right of redemption can be reinstated. Upon proper action of the Board of Directors, the Rights will terminate and the holders of Rights will be entitled to receive only the $0.01 redemption price. The Rights expire as of June 28, 1998, unless they are redeemed earlier by the Board of Directors.

     Any of the provisions of the Current Rights Agreement, other than the provisions relating to the principal economic terms of the Rights, may be amended by the Board of Directors prior to the Distribution Date. After the Distribution Date, the Board may amend the Rights Agreement to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of the Rights, or to shorten or lengthen any time period under the Rights Agreement, except the time period governing redemption of the Rights.

     Changes Included in the New Plan. Purchase Price. The Purchase Price has been increased from $25 to $75. The $25 price established in the Current Rights Agreement in 1988 was the Board of Director's estimation of the long-term value of a share of Devon Common Stock at that time, based on projections of such factors as earnings, cash flow and oil and gas reserves.

     Up until the last year Devon's stockholders have been protected by the Current Plan. However, with the closing sales price of Devon Common Stock on the AMEX having risen over $25 on a number of occasions since June, 1993, the Purchase Price is clearly no longer an estimation of long-term value, making the plan less of a deterrent against unfair offers. The Board of Directors has re-evaluated the Company's long-term value, again taking into consideration projections of earnings, cash flow and oil and gas reserves. The Board has also given consideration to the Company's growth potential, which is no doubt greater than it was in 1988. The Board of Directors believes that the Company now has more unrecognized assets, such as probable coal seam gas reserves, more undeveloped and underdeveloped oil and gas leases, a strong balance sheet, better competitive position, more concentrated and efficient asset base and a more experienced management team than it had in 1988. The revised Purchase Price under the Devon Oklahoma Share Rights Plan is three to four times the current trading price of Devon's stock, which is approximately the same relationship as the relationship of market price to Purchase Price established in 1988 under the Current Plan.

     Amendment to Purchase Price. Under the New Plan the Board of Directors is authorized to amend the Purchase Price. No such provision is included in the Current Plan. This change was made because of the Company's present experience with the market price of a share of Common Stock approaching the Purchase Price. Without a provision to amend the Purchase Price, if at some time in the future the Board of Directors determines that the Purchase Price is too low, the Rights would have to be redeemed, at substantial cost, and a new plan adopted.

     Voting Shares. In various places in the New Plan, the term "Voting Shares" has been substituted for "Common Stock". For example, a person will become an Acquiring Person upon becoming the beneficial owner of a specified percentage of the outstanding Voting Shares, rather than a specified percentage of shares of Common Stock. This revision was made to take into account the possibility, not presently contemplated, that Devon Oklahoma in the future could have outstanding class(es) of voting securities other than Common Stock. The substitution was made wherever the percentage of voting rights and not the percentage of equity was at issue.

     Percentage Ownership Triggers for Certain Events. The definition of Distribution Date under the New Plan was changed so that the Distribution Date will occur when (i) a person has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of Devon's outstanding Voting Shares (an "Acquiring Person"), rather than the 20% of Common Stock in the Current Plan, or (ii) a tender or exchange offer is commenced for 15% or more of Devon's Voting Shares, rather than the 30% of Common Stock in the Current Plan.

     Furthermore, the New Plan allows all holders of Rights, except an Acquiring Person, to receive either (a) after the Distribution Date, one one-hundredth of a share of Preferred Stock or (b) after a person becomes an Acquiring Person, Common Stock having a value of two times the Purchase Price. The Current Plan allows option (a) above to be exercised after the Distribution Date by all holders of Rights, including an Acquiring Person. It is only when the Acquiring Person has acquired, or obtained the right to acquire, 30% or more of Devon's Common Stock that option (b) above can be exercised under the Current Plan. Under the New Plan, upon a person becoming an Acquiring Person, both options (a) and (b) are available. It is also at the 30% threshold that the Acquiring Person is barred from exercising his Rights under the Current Plan, whereas an Acquiring Person can never exercise Rights under the New Plan.

     The purpose of both the Current Plan and the New Plan is to use the threat of dilution in order to deter non-negotiated takeover attempts. None of the changes in the New Plan alter that purpose. However, the Board of Directors has determined that if an Acquiring Person is allowed to exercise Rights, that person can avoid a portion of the dilution that is intended. The effect of the changes regarding percentage ownership triggers in the New Plan is to reduce or eliminate the opportunities for an Acquiring Person to exercise Rights. These changes also simplify the New Plan and to make it consistent with other plans that have been recently adopted by other companies.

     Right Holders' Options after Certain Business Combinations. Although the wording of these provisions in the New Plan has been substantially changed from the wording in the Current Plan, the effect of the changes has not been substantial. The New Plan still provides that if certain Business Combinations occur, the Rights entitle the holder to receive, upon exercise, common stock of the acquiring company, at one-half price, instead of Common Stock of Devon Oklahoma. The wording revisions have been made for clarification only. Additional provisions are added to prevent Business Combinations and asset sales unless the surviving company adequately protects Devon Oklahoma stockholders. That is, assurances were included that any securities received from such surviving company are securities of the ultimate parent entity, are unencumbered by liens or adverse claims and are freely transferable.

     Expiration Date. The expiration date of the New Plan was changed from June 29, 1998 to April 16, 2005, ten years from the date of the formation of Devon Oklahoma.

Possible Disadvantages of the Reincorporation Proposal

     The Oklahoma Act is relatively new and does not have the defining body of case law that exists in Delaware. Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law and the Delaware Chancery Court is a specialized court of original jurisdiction which adjudicates corporate disputes. Because of Delaware's prominence as a state of incorporation for many major publicly held corporations, the legislature in Delaware has demonstrated an ability and willingness to act quickly and effectively to meeting changing business needs. There is no assurance that the Oklahoma Legislature will continue to conform the Oklahoma Act to future changes in the Delaware Law, and it is likely that the Oklahoma courts will not be as efficient or adept as the Delaware courts in interpreting the Oklahoma Act because of the few number of disputes and the absence of a specialized corporate court. However, as noted, the Oklahoma courts are likely to view Delaware judicial decisions as highly persuasive, due to the similar or identical statutory provisions of the two states. Further, the Board of Directors of the Company believes that these potential disadvantages are outweighed by the possibility that Oklahoma courts represent a more convenient (and possibly more favorable) forum for litigating corporate disputes than the Delaware courts. The Oklahoma Legislature has responded to the needs of corporations organized under the laws of Oklahoma through numerous amendments to the Oklahoma Act since its enactment, by amending the Oklahoma Act to conform to changes made to the Delaware Law.

Tax Consequences

     The Company has received an opinion from its counsel, McAfee & Taft A Professional Corporation, to the effect that the proposed Reincorporation will be a tax-free reorganization under the Internal Revenue Law of 1986, as amended. Accordingly, (i) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Reincorporation and (ii) the basis and holding period for the stock of Devon Oklahoma received by the stockholders of the Company will be the same as the basis and holding period of the stock of the Company exchanged therefor. The Reincorporation will have no federal income tax effect on the Company. State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders are advised to consult their own tax advisors as to the effect of the Reincorporation under applicable state, local or foreign income tax laws with respect to their own particular circumstances.

Accounting Consequences

     The Reincorporation will not result in any financial accounting consequences. The existing assets and liabilities of the Company will continue to be reported at their historical amounts on the books of Devon Oklahoma

Regulatory Approvals

     There are no regulatory approvals required in connection with the Reincorporation.

Abandonment

     Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of the Board of Directors to abandon the proposed Reincorporation prior to the Effective Date of the Reincorporation if it determines that such abandonment is in the best interests of the Company. The Board of Directors knows of no circumstances which might prompt abandonment.

Vote Required

     Pursuant to the Delaware Law, the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required for approval of the Reincorporation and the merger which will effectuate the Reincorporation. A vote of approval of the Reincorporation will constitute specific approval of all other transactions and proceedings relating to the Reincorporation, including the assumption by Devon Oklahoma of the Company's Option Plan, the New Plan and all other employee benefit plans and agreements, and the obligations of the Company under such plans and agreements, and the provisions in Devon Oklahoma's Certificate of Incorporation which differ from those in the Company's Certificate of Incorporation.

No Appraisal Rights

     Under applicable provisions of the Delaware Law, there are no dissenting stockholder appraisal rights available in connection with the Reincorporation.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE
REINCORPORATION AND THE MERGER WHICH WILL EFFECTUATE THE PROPOSED
REINCORPORATION.  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR
APPROVAL OF THE REINCORPORATION.


                      CERTAIN TRANSACTIONS

     In 1986, H. R. Sanders, Jr., Executive Vice President and a director of Devon, executed a non-interest bearing note in favor of Devon in the principal amount of $125,000, to evidence his borrowings from Devon. This note, which was executed as part of Mr. Sanders' employment agreement with Devon, was made on terms favorable to him to induce him to move to Oklahoma City. The employment agreement was entered into on February 8, 1981 and expired December 31, 1987. The note, which is due on demand, is secured by a first mortgage on Mr. Sanders' personal residence. As of December 31, 1994, the outstanding balance of the note was $119,000.

                 INDEPENDENT PUBLIC ACCOUNTANTS

     Subject to ratification by the stockholders, the Board of Directors of the Company has selected KPMG Peat Marwick LLP as the Company's independent public accountants for fiscal year 1995. That firm has served as the Company's auditors since 1981.

     The Board of Directors recommends a vote "FOR" the ratification of the appointment of KPMG Peat Marwick LLP.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

              SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder desiring to present a proposal for action at the 1996 Annual Meeting of Stockholders of the Company must present the proposal to the Secretary of the Company not later than January 5, 1996. Only those proposals that comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 will be included in the Company's proxy statement for the 1996 Annual Meeting. No stockholder proposals were received by the Company for inclusion in this proxy statement.

                          OTHER MATTERS

     The Board of Directors of the Company knows of no other matter to come before the Meeting other than that set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as they deem advisable in accordance with their best judgment.

     Your cooperation in giving this matter your immediate attention and in returning your Proxy promptly will be appreciation.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              Marian J. Moon
                              Corporate Secretary

April 18, 1995

                                                        EXHIBIT A



        PLAN AND AGREEMENT OF MERGER AND REORGANIZATION

          Plan and Agreement of Merger and Reorganization (the "Plan") dated as of April 13, 1995 by and between Devon Energy Corporation, a Delaware corporation ("Devon"), and Devon Oklahoma Corporation, an Oklahoma corporation ("Devon Oklahoma"), herein sometimes referred to as the "Surviving Corporation", Devon and Devon Oklahoma being sometimes hereinafter collectively referred to as the "Constituent Corporations".

                     W I T N E S S E T H :

          WHEREAS, Devon Oklahoma is a corporation organized and existing under and by virtue of the laws of the State of Oklahoma and having an authorized capitalization of (i) 120 million shares of Common Stock, 22,050,996 shares of which are currently issued and outstanding, and (ii) 3 million shares of Preferred Stock, of which no shares are currently issued and outstanding. All outstanding shares of Devon Oklahoma Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable. All outstanding shares are held of record and beneficially by Devon; and

          WHEREAS, Devon is a corporation organized and existing under and by virtue of the laws of the State of Delaware and having an authorized capitalization of (i) 120 million shares of Common Stock, 22,049,065 shares of which are currently issued and outstanding, and (ii) 3 million shares of Preferred Stock, of which no shares are currently issued and outstanding. All outstanding shares of Devon Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable; and

          WHEREAS, the respective Boards of Directors of each of the Constituent Corporations deem it advisable and in the best interest of each such corporation and their respective Shareholders that Devon be merged with and into Devon Oklahoma in the manner contemplated herein and have adopted resolutions approving this Plan and have recommended that the merger of Devon with and into Devon Oklahoma (the "Merger") be approved and that this Plan be approved and adopted by the Shareholders of the Constituent Corporations; and

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and subject to the conditions herein set forth and for the purpose of stating the terms and conditions of the Merger, the mode of carrying the same into effect, the manner and basis of converting the shares of Devon Common Stock and other such details and provisions as are deemed desirable, the parties hereto have agreed and do hereby agree, subject to the terms and conditions hereinafter set forth, as follows:
                            ARTICLE I

          The Constituent Corporations shall be merged into a single corporation by Devon merging into and with Devon Oklahoma, the Surviving Corporation, which shall survive the Merger, pursuant to the provisions of the Oklahoma General Corporation Act and the Delaware General Corporation Law. Upon such Merger, the separate existence of Devon shall cease, and the Surviving Corporation shall become the owner, without transfer, of all rights and property of the Constituent Corporations, and shall be subject to all the liabilities of the Constituent Corporations in the same manner as if the Surviving Corporation had itself
incurred   them,   all  as  provided  by  the  Oklahoma   General
Corporation Act.

                            ARTICLE II

          On the Effective Date of the Merger, which shall be 5:00 p.m., CST, on the date Certificates of Merger are filed with the Oklahoma and Delaware Secretaries of State (the "Effective Date of the Merger"), the Certificate of Incorporation of Devon Oklahoma, as currently in effect, shall be the Certificate of Incorporation of the Surviving Corporation, except that the name of the Surviving Corporation shall be changed to Devon Energy Corporation.

          On the Effective Date of the Merger, the bylaws of Devon Oklahoma, as in effect on the Effective Date of the Merger, shall become the bylaws of the Surviving Corporation. Subsequent to the Effective Date of the Merger, such bylaws shall be the bylaws of the Surviving Corporation until they shall thereafter be duly amended.

          On the Effective Date of the Merger, the directors and officers of Devon shall become the directors and officers of Devon Oklahoma until their successors are duly elected and qualified.

                           ARTICLE III


          On the Effective Date of the Merger:

          (a) Each share of Devon Common Stock issued and outstanding immediately prior to the Effective Date of the Merger, by virtue of the Merger and without any action on the part of the holder thereof, shall be converted into one share of Devon Oklahoma Common Stock.

          (b) Each outstanding share of Devon Oklahoma held by Devon shall be cancelled and no payment shall be made in respect thereof.

                            ARTICLE IV

          This Plan shall be submitted to the Shareholders of the Constituent Corporations for approval in the manner provided by applicable Oklahoma and Delaware law. After approval by the vote of the holders representing not less than a majority of the issued and outstanding shares of the respective Constituent Corporations entitled to vote on the Merger, a Certificate of Merger containing this Plan shall be filed in the Office of the Secretary of State of the States of Oklahoma and Delaware.



                            ARTICLE V

          For the convenience of the parties hereto and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its respective duly authorized officers as of the day and year first written above.


                                DEVON ENERGY CORPORATION, a
                                Delaware corporation

                                By: /s/ J. Larry Nichols
                                    J. Larry Nichols, President

ATTEST:


/s/ Marian J. Moon
Marian J. Moon, Secretary

                                DEVON OKLAHOMA CORPORATION, an
                                Oklahoma corporation


                                By: /s/ J. Larry Nichols
                                    J. Larry Nichols, President
ATTEST:



/s/ Marian J. Moon
Marian J. Moon, Secretary

                                                        EXHIBIT B

                  CERTIFICATE OF INCORPORATION

                               OF

                   DEVON OKLAHOMA CORPORATION

          FIRST.    The name of the corporation is:

                   DEVON OKLAHOMA CORPORATION

           SECOND. The address, including the street, number, city and county, of the corporation's registered office in this state is 735 First National Building, Oklahoma City, Oklahoma 73102; the name of the corporation's registered agent at such address is The Corporation Company.

          THIRD.    The nature of the business and the purpose of
the corporation shall be any and all lawful acts or activities for which a corporation may be organized under the general corporation law of Oklahoma.

           FOURTH. The total number of shares of capital stock which the corporation shall have authority to issue is 123,000,000 shares, consisting of 3,000,000 shares of Preferred Stock, par value $1.00 per share, and 120,000,000 shares of Common stock, par value $.10 per share. The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are as follows:

                           DIVISION A

              EXPRESS TERMS OF THE PREFERRED STOCK

          Section 1. The Preferred Stock may be issued from time to time in one or more series. All shares of Preferred Stock shall be of equal rank and shall be identical, except in respect of the matters that may be fixed and determined by the board of directors as hereinafter provided, and each share of each series shall be identical with all other shares of such series, except as to the date from which dividends are cumulative. The board of directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series prior to the issuance thereof to fix and determine the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

           The authority of the board with respect to each series shall include but not be limited to, determination of the following:

           (a)                    The designation of the  series,
which may be by distinguishing number, letter or title.

           (b) The number of shares of the series, which number the board of directors may (except where otherwise provided in the creation of the series) increase or decrease (but not below the number of shares thereof then outstanding).

           (c)                    The  annual  dividend  rate  or
amount of the series, if any, and whether dividends shall be cumulative or non-cumulative.

           (d) The dates at which dividends, if declared, shall be payable, and the dates from which dividends shall be cumulative, if at all, and the relative rights of priority, if any, of payment of dividends on shares of that series.

           (e) The redemption rights, if any, for shares of the series and the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary with different conditions and at different redemption dates.

          (f)                   The voting rights of such shares,
if any, and the terms of and limitations on such voting rights.

           (g)                    The  terms and  amount  of  any
sinking fund provided for the purpose of redemption or purchase of shares of the series.

           (h) The amounts payable on shares of the series and rights with respect to such shares in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, and the relative rights of priority, if any, of payment of shares of that series.

           (i) Whether the shares of the series shall be convertible into shares of any other class or classes of securities or of any other series of the same or any other class or classes of stock, or any other security, of the corporation or any other corporation, and, if so, the conversion price or prices, any adjustments thereof, and all other terms and conditions upon which such conversion may be made.

           (j)                    Restrictions, if  any,  on  the
issuance of shares of the same series or of any other class or series.

                          DIVISION B

               EXPRESS TERMS OF THE COMMON STOCK

           The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to every other share of Common Stock. The holders of shares of Common Stock shall be entitled to one vote for each share of such stock upon all matters presented to the stockholders.

           FIFTH.                 The  name and  address  of  the
incorporator is as follows:

          Name                  Mailing Address

          Jerry A. Warren       Tenth Floor
                                Leadership Square
                                Oklahoma City, Oklahoma  73102

            SIXTH.      The  number  of  directors  which   shall
constitute the whole board shall not be less than three nor more than fifteen, and shall be determined by resolution adopted by a vote of two-thirds (2/3) of the entire board, or at an annual meeting of stockholders by the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding stock entitled to vote. No reduction in number shall have the effect of removing any director prior to the expiration of his term. The provisions of this Article shall not be altered, amended or repealed except by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding stock entitled to vote thereon.

           SEVENTH. For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, its directors and its stockholders or any class thereof, as the case may be, it is further provided that:

           (a)                   No election of directors need be
by written ballot.

           (b)                    Except  as  otherwise  provided
herein, the power to adopt, amend or repeal the bylaws is conferred on the board of directors.

          EIGHTH. The corporation elects that the Control Share Acquisition Act as set forth in Sections 1145 through 1155 of Title 18 of the Oklahoma Statutes shall not apply to the corporation. Furthermore, the corporation elects not to be governed by Section 1090.3 of Title 18 of the Oklahoma Statutes.

           NINTH.     No  director  of the corporation  shall  be
personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director, except for personal liability:

          (a)                   for acts or omissions not in good
faith or which involve intentional misconduct or a knowing violation of law;

           (b)                   under Section 53 of the Oklahoma
General Corporation Act;

           (c)                   for any breach of the director's
duty of loyalty to the corporation or its stockholders; or

           (d)                    for any transaction from  which
the director derived an improper personal benefit.

           TENTH. No action required to be taken or which may be taken at any annual or special meeting of shareholders of the corporation may be taken without a meeting, and the power of shareholders to consent in writing without a meeting to the taking of any action is specifically denied.

          ELEVENTH.

            (a)                     Notwithstanding   any   other
provisions of Title 18 of the Oklahoma Statutes, the corporation shall not engage in any business combination with any current or former interested shareholder for a period of three (3) years following the date that such person became an interested shareholder, unless:

             (i) prior to the date on which a person becomes an interested shareholder, the board of directors of the corporation approved either the business combination or the transaction which resulted in the person becoming an interested shareholder;

             (ii) upon consummation of the transaction which resulted in the person becoming an interested shareholder, the interested shareholder owned of record or beneficially capital stock having at least eighty-five percent (85%) of all voting power of the corporation at the time the transaction commenced, excluding for purposes of determining such voting power the votes attributable to those shares owned of record or beneficially by:

                a. persons who are directors and also officers, and

                b.   employee  stock  plans  in  which
                     employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

             (iii) on or subsequent to such date, the business combination is approved by the continuing board of directors and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of all voting power which is not attributable to shares owned of record or beneficially by the interested shareholder.

           (b)                    The  restrictions contained  in
this section shall not apply if:

             (i) the business combination is proposed prior to the consummation of the business transaction and subsequent to the earlier of the public announcement or the notice required hereunder of, a proposed transaction which:

               a. constitutes    one    of    the
                  transactions described in subparagraph (ii) of this paragraph,

               b. is  with  or  by  a  person  who
                  either was not an interested shareholder during the previous three (3) years or who became an interested shareholder with the approval of the corporation's board of directors, and

               c. is approved or not opposed  by  a
                  majority   of  the  members  of  the  board   of
                  directors  then  in office, but  not  less  than
                  one, who were directors prior to any person becoming an interested shareholder during the previous three (3) years or were recommended for election or elected to succeed such directors by a majority of such directors;

            (ii) the proposed transactions referred to in subparagraph (i) of this paragraph are limited to:

               a. a  share acquisition pursuant  to
                  Section 1090.1 of Title 18 of the Oklahoma Statutes, or a merger or consolidation of the corporation, except for a merger in respect of which pursuant to subsection F of Section 1081 of Title 18 of the Oklahoma Statutes, no vote of the shareholders of the corporation is required, or

               b. a    sale,   lease,   exchange,
                  mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation, other than to any direct or indirect wholly-owned subsidiary or to the corporation, having an aggregate market value equal to fifty percent (50%) or more of either the aggregate market value of all the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation, or

               c. a  proposed  tender  or  exchange
                  offer for outstanding stock of the corporation which represents fifty percent (50%) or more of all voting power of the corporation, or

            (iii) a person becomes an interested shareholder inadvertently and:

               a. as  soon  as practicable  divests
                  sufficient shares so that the person ceases to be an interested shareholder, and

               b. would  not,  at any  time  within
                  the three (3) year period immediately prior to a business combination between the corporation and such person, have been an interested shareholder but for the inadvertent acquisition.

           The  corporation shall give not less than twenty  (20)
days   notice  to  all  interested  shareholders  prior  to   the
consummation  of any of the transactions described  in  divisions
(i) or (ii) of this subparagraph.

          (c) As used in this section only:

             (i) "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person;

            (ii) "all voting power" means the aggregate number of votes which the holders of all classes of capital stock of the corporation would be entitled to cast in an election of directors generally;

              (iii)    "associate",  when  used  to  indicate   a
relationship with any person, means:

                   a. any  corporation or  organization
                      of which such person is a director, officer or partner or is, of record or beneficially, the owner of outstanding stock of the corporation having twenty percent (20%) or more of all voting power of the corporation,

                   b. any  trust  or  other  estate  in
                      which such person has at least a twenty percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and

                   c. any  relative or spouse  of  such
                      person, or any relative of such spouse, who has the same residence of such person;

            (iv) "beneficial ownership" shall have the meaning ascribed to such term by Rule 13d-3 under the Securities Exchange Act of 1934, 15 U.S.C. Section 78a et seq., as amended, except that a person shall be deemed to be the owner or beneficial owner of securities of which he has the right to acquire ownership either immediately or only after the passage of any time or the giving of notice or both; provided, however, that a person shall not be deemed the owner or beneficial owner of any stock if:

                   a. the  agreement,  arrangement  or
                      understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to more than ten persons, or

                   b. the  stock  is tendered  pursuant
                      to a tender or exchange offer made by such person or any of such person's affiliates or associates, until such tendered stock is accepted for purchase or exchange;

              (v)       "business  combination",  when  used   in
reference to any corporation and any interested shareholder of such corporation, means:

                   a. any  merger  or consolidation  of
                      the   corporation  or  any  direct  or  indirect
                      majority-owned subsidiary of the corporation with:

                      (1) the interested shareholder, or

                      (2)  any other corporation if the  merger or
                           consolidation is caused by the
                           interested shareholder and as a result of such merger or consolidation subsection (a) of this section is not applicable to the surviving corporation,

                   b. any   sale,   lease,   exchange,
                      mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, except as proportionately as a shareholder of such corporation, to or with the interested shareholder, whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation,

                   c. any transaction which results  in
                      the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or of such subsidiary to the interested shareholder, except:

                      (1) pursuant to the exercise, exchange    or
                          conversion   of   securities
                          exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which securities were outstanding prior to the time that the interested shareholder became such,

                     (2)  pursuant to a dividend or distribution  paid or made,
                          or the  exercise, exchange    or   conversion of
                          securities exercisable   for,   exchangeable for or
                          convertible into stock of such corporation or
                          any   such   subsidiary  which  security   is
                          distributed,  pro rata to all  holders  of  a
                          class  or series of stock of such corporation
                          subsequent   to   the  time  the   interested
                          shareholder became such, or

                     (3) pursuant to an exchange offer by the corporation to purchase stock made on the same terms to all holders of said stock; provided, however, that in no case under divisions (2) and (3) of this subparagraph shall there be an increase in the interested shareholder's proportionate share of the stock of any class or series of the corporation or of all voting power of the corporation,

                   d. any  transaction  involving  the
                      corporation or any direct or indirect majority-owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, or all voting power, of the corporation or of any such subsidiary which is owned by the interested shareholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested shareholder,

                   e. any  receipt  by  the  interested
                      shareholder of the benefit, directly or indirectly, except proportionately as a shareholder of such corporation, of any loans, advances, guarantees, pledges, or other financial benefits, other than those expressly permitted in subparagraphs a. through d. of this paragraph, provided by or through the corporation or any direct or indirect majority-owned subsidiary, or

                   f. any  share  acquisition  pursuant
                      to  Section  1090.1 of Title 18 of the  Oklahoma
                      Statutes;

             (vi)  "control", including the terms  "controlling",
"controlled  by"  and  "under common  control  with",  means  the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who owns, of record or beneficially, outstanding stock of the corporation having twenty percent (20%) or more of all voting power of the corporation shall be presumed to have control of such corporation, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such corporation;

             (vii)"group" means two or more persons who agree to act together for the purpose of acquiring, holding, voting or disposing of securities of the corporation;

            (viii)a. "interested shareholder" means:

                      (1)  any person, other than
                    the corporation and any direct or indirect majority-owned subsidiary of the corporation, that:

                           (a)    owns   of   record    or
                      beneficially  outstanding  stock   of   the
                      corporation  having fifteen  percent  (15%)
                      or   more  of  all  voting  power  of   the
                      corporation, or

                            (b)    is   an   affiliate   or
                      associate of the corporation and  owned  of
                      record  or  beneficially outstanding  stock
                      of  the  corporation having fifteen percent
                      (15%)  or more of all voting power  of  the
                      corporation   at   any  time   within   the
                      three-year period immediately prior to  the
                      date   on   which  it  is  sought   to   be
                      determined  whether  such  person   is   an
                      interested shareholder, and

                      (2)  the affiliates  and associates of such person;

                  b. the      term     "interested
                     shareholder" shall not include any person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of action taken solely by the corporation, provided that such person shall be an interested shareholder if thereafter he acquires additional shares of voting stock of the corporation, except as a result of further corporate action not caused, directly or indirectly, by such person;

                  c. for  the  purpose of  determining
                     whether a person is an interested shareholder, the stock of the corporation deemed to be outstanding shall include stock owned of record or beneficially by such person, but shall not include any other unissued stock of such corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise;

             (ix) "person" means any individual, corporation, partnership, unincorporated association, any other entity, any group and any member of a group.


           TWELFTH. The board of directors shall be divided into three classes as nearly equal in number as possible with the term of office of one class expiring each year. Of the directors chosen at the first stockholders' meeting, the term of office of those of the first class shall expire at the first annual meeting after their election; the term of office of those of the second class shall expire at the second annual meeting after their election; and the term of office of those of the third class shall expire at the third annual meeting after their election. At each annual meeting held after such classification and election, directors shall be chosen for a full term of three years to succeed those whose terms expire. When the number of directors is changed any newly created directorship or any decrease in directorship shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. When the number of directors is increased by the board of directors, there shall be no classification of the additional directors until the next annual meeting of stockholders.

           Subject to the rights, if any, of the holders of Preferred Stock to elect directors, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. The directors so chosen shall hold office until the next annual election of the class for which each such director has been chosen and until his successor is duly elected and qualified, or until his earlier resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

          THIRTEENTH.

          (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation and with respect to any criminal action or proceeding had reasonable cause to believe that his conduct was unlawful.

          (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine, upon application, that despite the adjudication of liability, but in the view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

          (c) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized herein.

          (d) The corporation may purchase (upon resolution duly adopted by the board of directors) and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.

           (e) To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to herein or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

           (f)   Every  such  person shall be  entitled,  without
demand by him upon the corporation or any action by the corporation, to enforce his right to such indemnity in an action at law against the corporation. The right of indemnification and advancement of expenses hereinabove provided shall not be deemed exclusive of any rights to which any such person may now or hereafter be otherwise entitled and specifically, without limiting the generality of the foregoing, shall not be deemed exclusive of any rights pursuant to statute or otherwise, of any such person in any such action, suit or proceeding to have assessed or allowed in his favor against the corporation or otherwise, his costs and expenses incurred therein or in connection therewith or any part thereof.

            FOURTEENTH. The provisions of this Article and Articles NINTH through THIRTEENTH of this Certificate of Incorporation shall not be altered, amended or repealed except by the affirmative vote of the holders of at least 80% of the outstanding shares of the corporation entitled to vote thereon.

           I, the undersigned, for the purpose of forming a corporation under the laws of the State of Oklahoma, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 13th day of April, 1995.


                                 /s/ Jerry A. Warren
                                   Jerry A. Warren
                                             "INCORPORATOR"

                                                        EXHIBIT C


==================================================================







                   DEVON OKLAHOMA CORPORATION


                              and




                    THE FIRST NATIONAL BANK
                   OF BOSTON (MASSACHUSETTS)


                          Rights Agent









                        RIGHTS AGREEMENT


                   Dated as of April 17, 1995



===========================================================================

                                            INDEX

                                                             Page

Section 1.     Certain Definitions                              1

Section 2.     Appointment of Rights Agent                      8

Section 3.     Issue of Right Certificates                      8

Section 4.     Form of Right Certificates                      10

Section 5.     Countersignature and Registration               11

Section 6.     Transfer, Split Up, Combination and
                 Exchange of Right Certificates;
                 Mutilated, Destroyed, Lost or
                 Stolen Right Certificates                     12

Section 7.     Exercise of Rights; Purchase Price;
                 Expiration Date of Rights                     13

Section 8.     Cancellation and Destruction of Right
                 Certificates                                  14

Section 9.     Reservation and Availability
                 of Preferred Shares                           15

Section 10.    Preferred Share Record Date                     16

Section 11.    Adjustment of Purchase Price,
                 Number of Shares or Number
                 of Rights                                     16

Section 12.    Certificate of Adjusted Purchase
                 Price or Number of Shares                     24

Section 13.    Consolidation, Merger or Certain
                 Other Transactions                            25

Section 14.    Fractional Rights and Fractional
                 Shares                                        28

Section 15.    Rights of Action                                30

Section 16.    Agreement of Right Holders                      30

Section 17.    Right Certificate Holder Not Deemed
                 a Stockholder                                 31

Section 18.    Concerning the Rights Agent                     32

Section 19.    Merger or Consolidation or Change of
                 Name of Rights Agent                          32

Section 20.    Duties of Rights Agent                          33

Section 21.    Change of Rights Agent                          35

Section 22.    Issuance of New Right Certificates              36

Section 23.    Redemption and Termination                      37

Section 24.    Notice of Certain Events                        38

Section 25.    Notices                                         39

Section 26.    Supplements and Amendments                      40

Section 27.    Successors                                      41

Section 28.    Determinations and Actions by the
                 Board of Directors, etc.                      41

Section 29.    Benefits of This Agreement                      41

Section 30.    Severability                                    42

Section 31.    Governing Law                                   42

Section 32.    Counterparts                                    42

Section 33.    Descriptive Headings                            42

               Signatures                                      43


Exhibit A      Form of Certificate of Designations
                  of Series A Junior Participating
                  Preferred Stock

Exhibit B      Form of Right Certificate

                        RIGHTS AGREEMENT

      This  Agreement, dated as of April 17, 1995  between  Devon
Oklahoma Corporation, an Oklahoma corporation (the "Company"), and THE FIRST NATIONAL BANK OF BOSTON (MASSACHUSETTS) (the
"Rights Agent"),

                     W I T N E S S E T H :

      WHEREAS, on April 13, 1995 the Board of Directors of the Company authorized and declared a dividend of one preferred share purchase right (hereafter referred to as a "Right") for each share of Common Stock, $.10 par value per share, of the Company outstanding on April 13, 1995 herein referred to as the "Record Date," other than shares of such Common Stock held in the Com-pany's treasury on such date, and has authorized the issuance of one Right in respect of each share of Common Stock of the Company issued between the Record Date (whether originally issued or issued from the Company's treasury) and the Distribution Date (as such term is defined in Section 3 hereof), each Right represent ing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined) upon the terms and subject to the conditions hereinafter set forth (the "Rights");

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

      Section 1.     Certain Definitions.  For purposes  of  this
Agreement, the following terms have the meanings indicated.

              (a) "Acquiring Person" shall mean any Person who or
which, together with all Affiliates and Associates of such Person, shall hereafter become the Beneficial Owner of 15% or more of the Voting Shares of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company or a Subsidiary of the Company for or pursuant to the terms of any employee benefit plan; provided, a Person who or which does no more than (i) become an Affiliate or Associate of a Person who or which (together with all Affiliates or Associates) is now a Beneficial Owner of 15% or more of the Voting Shares now outstanding, and/or (ii) become, by operation of clause (ii) or clause (iii) of Section 1(c), the Beneficial Owner of shares beneficially owned by a Person who or which (together with all Affiliates or Associates) is now a Beneficial Owner of 15% or more of the Voting Shares now outstanding, is not an Acquiring Person. Further, no Person shall become an Acquiring Person solely as the result of a reduction in the number of Voting Shares outstanding due to an acquisition of Voting Shares by the Company which increases the proportionate number of such Voting Shares Beneficially Owned by such Person to 15% or more unless and until that Person shall purchase or otherwise become (as a result of actions by such Person or its Affiliates or Associates) the Beneficial Owner of any additional Voting Shares of the Company.

              (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof.

              (c) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "Beneficially Own," any securities:

                                (i)  which such Person or any  of
                     such   Person's  Affiliates  or   Associates
                     Beneficially Owns pursuant to Rule 13d-3  or
                     13d-5 under the Exchange Act, directly or indirectly;

                                (ii) which such Person or any  of
                     such  Person's Affiliates or Associates  has
                     (A)  the  right  to  acquire  (whether  such
                     right  is  exercisable immediately  or  only
                     after  the passage of time) pursuant to  any
                     agreement,   arrangement  or   understanding
                     (other  than customary agreements  with  and
                     between   underwriters  and  selling   group
                     members  with respect to a bona fide  public
                     offering   of  securities),  or   upon   the
                     exercise   of  conversion  rights,  exchange
                     rights,  rights  (other than these  Rights),
                     warrants    or   options,   or    otherwise;
                     provided,  however, that a Person shall  not
                     be  deemed  the Beneficial Owner of,  or  to
                     Beneficially   Own,   securities    tendered
                     pursuant to a tender or exchange offer  made
                     by  or  on behalf of such Person or  any  of
                     such   Person's  Affiliates  or   Associates
                     until  such tendered securities are accepted
                     for  purchase or exchange; or (B) the  right
                     to   vote   pursuant   to   any   agreement,
                     arrangement   or  understanding;   provided,
                     however,  that a Person shall not be  deemed
                     the  Beneficial Owner of, or to Beneficially
                     Own,   any   security  if   the   agreement,
                     arrangement  or understanding to  vote  such
                     security  (1) arises solely from a revocable
                     proxy  or  consent given to such  Person  in
                     response  to  a  public  proxy  solicitation
                     made  pursuant  to, and in accordance  with,
                     the  applicable rules and regulations of the
                     Exchange  Act  and  (2)  is  not  also  then
                     reportable   on  Schedule  13D   under   the
                     Exchange   Act    or   any   comparable   or
                     successor report; or

                                (iii)      which are Beneficially
                     Owned, directly or indirectly, by any  other
                     Person  with  which such Person  or  any  of
                     such  Person's Affiliates or Associates  has
                     any  agreement, arrangement or understanding
                     (other  than customary agreements  with  and
                     between   underwriters  and  selling   group
                     members  with respect to a bona fide  public
                     offering  of securities) for the purpose  of
                     acquiring,  holding, voting (except  to  the
                     extent   contemplated  by  the  proviso   to
                     Section l(c)(ii)(B)) or disposing of any securities of the Company.

             (d) "Book Value", when used with reference to Common Shares issued by any Person, shall mean the amount of equity of such Person applicable to each Common Share, determined (i) in accordance with generally accepted accounting principles in effect on the date as of which such Book Value is to be determined, (ii) using all the consolidated assets and all the consolidated liabilities of such Person on the date as of which such Book Value is to be determined, except that no value shall be included in such assets for goodwill arising from consummation of a business combination, and (iii) after giving effect to (A) the exercise of all rights, options and warrants to purchase such Common Shares (other than the Rights), and the conversion of all securities convertible into such Common Shares, at an exercise or conversion price, per Common Share, which is less than such Book Value before giving effect to such exercise or conversion (whether or not exercisability or convertibility is conditioned upon occurrence of a future event), (B) all dividends and other distributions on the capital stock of such Person declared prior to the date as of which such Book Value is to be determined and to be paid or made after such date, and (C) any other agreement, arrangement or understanding (written or oral), or transaction or other action prior to the date as of which such Book Value is to be determined which would have the effect of thereafter reducing such Book Value.

              (e) "Business Combination" shall have the meaning set forth in Section 13(a) hereof.

              (f) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which national banking associations in the States of Oklahoma or Massachusetts are authorized or obli-gated by law or executive order to close.

             (g) "Close of Business" on any given date shall mean 5:00 P.M., Boston, Massachusetts time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Boston, Massachusetts time, on the next succeeding Business Day.

             (h) "Common Shares", when used with reference to the Company prior to a Business Combination, shall mean the shares of Common Stock of the Company or any other shares of capital stock of the Company into which the Common Stock shall be reclassified or changed. "Common Shares", when used with reference to any Person, other than the Company prior to a Business Combination, shall mean shares of capital stock of such Person (if such Person is a corporation) of any class or series, or units of equity interests in such Person (if such Person is not a corporation) of any class or series, the terms of which do not limit (as a maximum amount and not merely in proportional terms) the amount of dividends or income payable or distributable on such class or series or the amount of assets distributable on such class or series upon any voluntary or involuntary liquidation, dissolution or winding up of such Person and do not provide that such class or series is subject to redemption at the option of such Person, or any shares of capital stock or units of equity interests into which the foregoing shall be reclassified or changed; provided, however, that, if at any time there shall be more than one such class or series of capital stock or equity interests of such Person, "Common Shares" of such Person shall include all such classes and series substantially in the proportion of the total amount of equity such shares or other units of each such class or series outstanding at such time represent.

             (i) "Common Stock" shall mean the Common Stock, $.10 par value, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person; provided, if such other Person is a Subsidiary, then "Common Stock" shall mean the capital stock of the Person which ultimately controls such Person which is a Subsidiary with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of such ultimately controlling Person.

              (j) "Continuing Director" shall mean any member of the Board of Directors of the Company, while such person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, and who was a member of the Board prior to the Stock Acquisition Date, and any successor of a Continuing Director, while such successor is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate and is recommended or elected to succeed the Continuing Director by a majority of the Continu-ing Directors.

              (k) "Distribution Date" shall have the meaning defined in Section 3 hereof.

              (l) "Final Expiration Date" shall have the meaning set forth in Section 7 hereof.

              (m) "Major Part", when used with reference to the assets of the Company and its Subsidiaries as of any date, shall mean assets (i) having a fair market value aggregating 50% or more of the total fair market value of all the assets of the Company and its Subsidiaries (taken as a whole) as of the date in question, (ii) accounting for 50% or more of the total value (net of depreciation and amortization) of all the assets of the Company and its Subsidiaries (taken as a whole) as would be shown on a consolidated or combined balance sheet of the Company and its Subsidiaries as of the date in question, prepared in accordance with generally accepted accounting principles then in effect, or (iii) accounting for 50% or more of the total amount of earnings, before interest, taxes, depreciation and amortization, or revenues of the Company and its Subsidiaries
(taken as a whole) as would be shown on, or derived from, a consolidated or combined statement of income of the Company and its Subsidiaries for the period of 12 months ending on the last day of the Company's monthly accounting period next preceding the date in question, prepared in accordance with generally accepted accounting principles then in effect.

              (n) "Person" shall mean any individual, firm, partnership, association, group (as such term is defined in Section 13(d)(3) of the Exchange Act as in effect on the date of this Agreement), corporation, trust, business trust or other entity and shall include any successor (by merger or otherwise) of such entity.

             (o) "Preferred Shares" shall mean shares of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designations attached to this Agreement as Exhibit A.

              (p) "Principal Party" shall mean the Surviving Person in a Business Combination; provided, however, that, if such Surviving Person is a direct or indirect Subsidiary of any other Person, "Principal Party" shall mean the Person which is the ultimate parent of such Surviving Person and which is not itself a Subsidiary of another Person. In the event ultimate control of such Surviving Person is shared by two or more Persons, "Principal Party" shall mean that Person that is immediately controlled by such two or more Persons.

              (q) "Purchase Price" shall have the meaning defined in Section 4 hereof.

              (r) "Redemption Date" shall have the meaning set forth in Section 7 hereof.

              (s) "Registered Common Shares" shall mean Common Shares which are, as of the date of consummation of a Business Combination, and have continuously been for the 12 months immediately preceding such date, registered under Section 12 of the Exchange Act.

              (t) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this defini-tion, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, whether or not the term "Acquiring Person" is used in such announcement.

             (u) "Subsidiary" shall mean any corporation or other entity of which (1) securities or other ownership interests having ordinary voting power, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions, or (2) a majority of the equity interests, are at the time directly or indirectly owned by another corporation or other entity which is not a natural person.

              (v)  "Surviving Person" shall mean (1)  the  Person
which is the continuing or surviving Person in a consolidation or merger specified in Section 13(a)(i) or 13(a)(ii) or (2) the
Person to which the Major Part of the assets of the Company and its Subsidiaries is sold, leased, exchanged or otherwise transferred or disposed of in a transaction specified in Section 13(a)(iii); provided, however, that if the Major Part of the assets of the Company and its Subsidiaries is sold, leased, exchanged or otherwise transferred or disposed of in one or more related transactions specified in Section 13(a)(iii) to more than one Person, the "Surviving Person" in such case shall mean the Person that acquired assets of the Company and/or its Subsidiaries with the greatest fair market value in such transaction or transactions.

              (w) "Transfer" shall mean to sell, exchange, lease, pledge, mortgage, hypothecate, grant a security interest or
otherwise   directly  or  indirectly  transfer,  voluntarily   or
involuntarily, whether by grant or operation of law, and includ-ing, without limitation of the foregoing, to exchange securities for other securities, or for cash or other property, by reason of any merger, consolidation or other corporate reorganization.

              (x) "Voting Shares" shall mean (i) for purposes of determining the number of outstanding Voting Shares of the Company, the Common Shares of the Company and any other shares of capital stock of the Company entitled to vote generally in the election of directors; and (ii) for purposes of determining the number or percentage of Voting Shares Beneficially Owned by any Person, all of the following shares Beneficially Owned by such
Person: (x) the number of votes represented by the Common Shares of the Company and (y) the number of votes represented by the shares of any other capital stock of the Company entitled to vote generally in the election of directors.

      Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable and determine the respective duties of the Rights Agent and any Co-Rights Agent.

     Section 3.     Issue of Right Certificates.

             (a) One Right shall be associated with each share of Common Stock outstanding on the Record Date, each additional share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date and each additional share of Common Stock issued to anyone other than an Acquiring Person, or an Affiliate or Associate thereof, after the Distribution Date but prior to the earlier of the Redemption Date or the Final Expiration Date, subject to the adjustments enumerated in Section 11.

              (b) Until the earlier of (i) the close of business on the tenth day (or such later date as is determined by
unanimous   vote  of  the  Continuing  Directors   and   publicly
announced)  after  the Stock Acquisition Date (provided,  however
that  if  prior  to  the  date  which  would  otherwise  be   the
Distribution Date, as defined below, the Acquiring Person whose becoming such shall have caused the Stock Acquisition Date to occur, shall cease to be an Acquiring Person as indicated in a public announcement or public filing by such Person, and upon the unanimous vote of the Continuing Directors, then for purposes of this Section 3(a), the Stock Acquisition Date shall be deemed not to have occurred), or (ii) the close of business on the tenth day after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or es-tablished by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14e-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 15% or more of the Voting Shares then outstanding (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (c) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company), and (z) the surrender for transfer of the certificates for Common Stock shall also constitute the transfer of the Rights associated with the Common Stock. The Company shall give the Rights Agent prior written notice of the Distribution Date and the circumstances giving rise thereto. As soon as practicable after the Distribu tion Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each such record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more right certificates, in substantially the form of Ex hibit B hereto (the "Right Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as
provided  herein.   As  of and after the Distribution  Date,  the
Rights will be evidenced solely by such Right Certificates. Notwithstanding the foregoing, if any tender or exchange offer referred to in clause (ii) of this Section 3(b) expires, is cancelled, terminated or otherwise withdrawn prior to the date which would otherwise be the Distribution Date, such offer shall be deemed, for purposes of this Section 3(b) never to have been made.

              (c) Certificates for the Common Stock issued after the Record Date but prior to the earlier of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

                 This certificate also evidences and entitles the
             holder hereof to certain Rights as set forth in a Rights Agreement between Devon Oklahoma Corporation and The First National Bank of Boston (Massachusetts) dated as of April 17, 1995 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Devon Oklahoma Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and no longer be evidenced by this certificate. Devon Oklahoma Corporation will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing, without charge, after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

Notwithstanding this paragraph (c), the omission of a legend shall not affect the enforceability of this Rights Agreement or the rights of any holder of Rights. The presence of a legend after the Distribution Date shall not imply that any Rights are associated with the certificate other than that represented by the Rights Certificate distributed with respect thereof. In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

           Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) when, as and if issued, shall be substantially the same as
Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the
Rights  may  from  time  to  time  be  listed.   Subject  to  the
provisions of Section 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Record Date (or in the case of Rights issued with respect to Common Stock issued by the Company after the Record Date, as of the date of issuance of such Common Stock), shall note the date of issuance on their face and shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth thereon (the "Purchase Price"), but the amount and type of secur-ities purchasable upon the exercise of each Right and the Pur-chase Price thereof shall be subject to adjustment as provided herein.

     Section 5.     Countersignature and Registration.

              (a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned (manually or by facsimile signature in a manner satisfactory to the Company) by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose manual or facsimile signature is affixed to the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

              (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

      Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right
Certificates.

             (a) Subject to the provisions of Sections 11(a) and 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Redemption Date or the Final Expiration Date (as such terms are defined in Section 7(a) hereof), any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent, subject to Sections 11(a) and 14 hereof, shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

             (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for counter-signature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

       Section   7.      Exercise  of  Rights;  Purchase   Price;
Expiration Date of Rights.

              (a) Subject to Section 11(a), the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exer-cised, at or prior to the close of business on the earlier of (i) April 16, 2005 (the "Final Expiration Date"), or (ii) the date on which the Rights are redeemed as provided in Section 23 (the "Redemption Date").

             (b) The Purchase Price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall initially be $75, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof, or amendment as provided in Section 26, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

             (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment of the Purchase Price for shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights pursuant hereto in cash, or by check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes and directs such transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Preferred Shares issuable upon the exercise of the Rights hereunder with a depositary agent, requi-sition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to the registered holder, or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after re-ceipt deliver such cash in lieu of fractional shares to or upon the order of the registered holder of such Right Certificate.

              (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be countersigned by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

              (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

       Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be de-livered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

      Section  9.      Reservation and Availability of  Preferred
Shares.

              (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or its authorized and issued Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights.

              (b) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

             (c) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer involved in the transfer or delivery of Right Certificates or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

      Section 10. Preferred Share Record Date. Each Person (other than the Company) in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evi-dencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any rights af-forded to stockholders of the Company and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

      Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                          (a)   (i)   In  the event  the  Company
                     shall  at  any time after the date  of  this
                     Agreement  (A)  declare a  dividend  on  the
                     Preferred   Shares  payable   in   Preferred
                     Shares,   (B)   subdivide  the   outstanding
                     Preferred    Shares,   (C)    combine    the
                     outstanding Preferred Shares into a  smaller
                     number of Preferred Shares or (D) issue  any
                     shares   of   its   capital   stock   in   a
                     reclassification  of  the  Preferred  Shares
                     (including  any  such  reclassification   in
                     connection  with a consolidation  or  merger
                     in  which  the  Company  is  the  continuing
                     corporation),  except as otherwise  provided
                     in  this  Section 11(a), the Purchase  Price
                     in  effect  at the time of the  record  date
                     for  such dividend or of the effective  date
                     of    such   subdivision,   combination   or
                     reclassification, and the  number  and  kind
                     of  shares of capital stock issuable on such
                     date,  shall be proportionately adjusted  so
                     that  the  holder  of  any  Right  exercised
                     after   such  time  shall  be  entitled   to
                     receive, upon payment of the Purchase  Price
                     then  in  effect, the aggregate  number  and
                     kind  of  shares of capital stock which,  if
                     such  Right  had been exercised  immediately
                     prior  to  such date and at a time when  the
                     Preferred  Shares  transfer  books  of   the
                     Company were open, he would have owned  upon
                     such  exercise and been entitled to  receive
                     by  virtue  of  such dividend,  subdivision,
                     combination  or reclassification;  provided,
                     however,   that  in  no  event   shall   the
                     consideration to be paid upon  the  exercise
                     of  one Right be less than the aggregate par
                     value of the shares of capital stock of  the
                     Company  issuable  upon  exercise   of   one
                     Right.

                                (ii)  Upon  a Person becoming  an
                     Acquiring  Person, each holder of  a  Right,
                     except  as  provided below, shall thereafter
                     have  a  right  to  receive,  upon  exercise
                     thereof  at  a  price  equal  to  the   then
                     current  Purchase  Price multiplied  by  the
                     number  of one one-hundredths of a Preferred
                     Share   for   which   a   Right   is    then
                     exercisable,  in accordance with  the  terms
                     of  this  Agreement and in lieu of Preferred
                     Shares, such number of Common Shares of  the
                     Company  as shall equal the result  obtained
                     by   (A)   multiplying  the   then   current
                     Purchase  Price by the then  number  of  one
                     one-hundredths  of  a  Preferred  Share  for
                     which a Right is then exercisable and divid-
                     ing  that  product by (B) 50%  of  the  then
                     current  per  share  market  price  of   the
                     Company's    Common    Shares    (determined
                     pursuant to Section 11(d)) on the date such Person became an Acquiring Person.

                                    (iii)         Notwithstanding
                     anything  in  this Rights Agreement  to  the
                     contrary,  any Rights that are at  any  time
                     Beneficially  Owned  by  (a)  an   Acquiring
                     Person  (or  any Associate or  Affiliate  of
                     such  Acquiring Person) or (b) a  transferee
                     of  an  Acquiring Person or of any Associate
                     or  Affiliate of such Acquiring  Person  who
                     receives  Rights pursuant to  either  (A)  a
                     transfer  (whether or not for consideration)
                     from  the  Acquiring Person  to  holders  of
                     equity  interests  in such Acquiring  Person
                     or  to  any  Person with whom such Acquiring
                     Person   has   any   continuing   agreement,
                     arrangement  or understanding regarding  the
                     transferred  Rights or (B) a transfer  which
                     the   Board  of  Directors  of  the  Company
                     determines has a primary purpose  or  effect
                     of  avoidance of Section 11(a) hereof  shall
                     be  null and void and any such holder  shall
                     have  no right to exercise such Rights under
                     any  provision of this Agreement.  No  Right
                     Certificate  shall  be intentionally  issued
                     pursuant   to  Section  3  that   represents
                     Rights  Beneficially Owned by  an  Acquiring
                     Person   or   any  Associate  or   Affiliate
                     thereof  and no Right Certificate  shall  be
                     intentionally  issued at any time  upon  the
                     transfer  of  any  Rights  to  an  Acquiring
                     Person   or   any  Associate  or   Affiliate
                     thereof  or to any nominee of such Acquiring
                     Person,  Associate or Affiliate.  Any  Right
                     Certificate delivered to the Rights Agent for transfer to such an Acquiring Person, Associate or Affiliate shall be cancelled.

                                (iv)  In  the  event  that  there
                     shall   not  be  sufficient  Common   Shares
                     issued  but  not outstanding  or  authorized
                     but  unissued to permit the exercise in full
                     of   the  Rights  in  accordance  with   the
                     foregoing  subparagraph  (ii),  the  Company
                     shall  take  all  such  action  as  may   be
                     necessary  to  authorize  additional  Common
                     Shares  for  issuance upon exercise  of  the
                     Rights.   In  the  event the Company  shall,
                     after  good faith effort, be unable to  take
                     all  such  action  as may  be  necessary  to
                     authorize  such  additional  Common  Shares,
                     the   Company  shall  substitute,  for  each
                     Common   Share   that  would  otherwise   be
                     issuable upon exercise of a Right, a  number
                     of  Preferred  Shares  or  fraction  thereof
                     such  that  the  current  per  share  market
                     price  of one Preferred Share multiplied  by
                     such  number  or fraction is  equal  to  the
                     current  per  share  market  price  of   one
                     Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

             (b) In the event the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("equivalent preferred shares")) or securities convertible into Preferred Shares at a price per Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current market price per share of Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convert ible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In the event such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted again to be the Purchase Price which would then be in effect if such record date had not been fixed.

             (c) In the event the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular periodic cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price (as defined in Section 11(d)) of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Direc-tors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall be adjusted again to be the Purchase Price which would have then been in effect if such record date had not been fixed.

              (d) For the purpose of any computation hereunder, the "current per share market price" of any security (a "Secur-ity" for the purpose of this Section 11(d)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 20 consecutive Trading Days (as hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 20 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, com-bination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the American Stock Exchange or, if the Security is not listed or admitted to trading on the American Stock Exchange, as reported in the principal consolidated trans-action reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. If the Preferred Shares are not publicly traded, the current per share market price of the Preferred Shares shall be deemed to be the current per share market price of the Common Shares (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof) multiplied by 100. If neither the Preferred Shares nor the Common Shares are publicly traded, the current per share market price shall be deemed the fair value thereof on such date as determined in good faith by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Busi-ness Day.

              (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 11 shall be made to the nearest cent or to the nearest one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) the expiration of the Rights.

             (f) In the event that at any time, as a result of an adjustment made pursuant to Section 11(a) or Section 13, the holder of any Right shall be entitled to receive upon exercise of such Right any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

              (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

              (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in
Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share covered by a Right immediately prior to this adjustment by
(y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

              (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which such Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the
Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day there after, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued upon each adjustment of the number of Rights pursuant to this Section 11(i) the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if re-quired by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjust ment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

              (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

              (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

              (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effec-tive as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

              (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjust-ments expressly required by this Section 11, as and to the extent that the Board of Directors of the Company shall determine in its sole discretion to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to the holders of its Preferred Shares, shall not be taxable to such stockholders.

              (n) In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision, combination or consolidation of the shares of Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock) into a greater or lesser number of shares of Common Stock, then in any such case (A) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each
Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event, and (B) each share of Common Stock outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivi-sion, combination or consolidation is effected.

      Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 and 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right in accor-dance with Section 25. The Rights Agent shall be fully protected in relying on any adjustment therein contained. Any adjustment to be made pursuant to Sections 11 and 13 of this Agreement shall be effective as of the date of the event giving rise to such adjustment.

      Section  13.     Consolidation,  Merger  or  Certain  Other
Transactions.

             (a) In the event that, following a Stock Acquisition Date, directly or indirectly, any transactions specified in the following clause (i), (ii) or (iii) of this Section 13 (each such transaction being a "Business Combination") shall be consummated:

                                  (i)     the    Company    shall
                     consolidate with, or merge with and into, any Acquiring Person or any Affiliate or Associate of an Acquiring Person;

                                (ii) any Acquiring Person or  any
                     Affiliate   or  Associate  of  an  Acquiring
                     Person   shall  merge  with  and  into   the
                     Company   and,  in  connection   with   such
                     merger,  all  or part of the  Common  Shares
                     shall  be  changed  into  or  exchanged  for
                     capital  stock  or other securities  of  the
                     Company  or  of  any  Acquiring  Person   or
                     Affiliate   or  Associate  of  an  Acquiring
                     Person or cash or any other property; or

                                (iii)     the Company shall sell,
                     lease,  exchange  or otherwise  transfer  or
                     dispose   of   (or  one  or  more   of   its
                     Subsidiaries shall sell, lease, exchange  or
                     otherwise  transfer or dispose of),  in  one
                     or  more transactions, the Major Part of the
                     assets  of  the Company and its Subsidiaries
                     (taken  as a whole) to any Acquiring  Person
                     or   any  Affiliate  or  Associate   of   an
                     Acquiring  Person, then, in each such  case,
                     proper provision shall be made so that  each
                     holder   of  a  Right,  except  as  provided
                     herein,  shall thereafter have the right  to
                     receive, upon the exercise thereof  for  the
                     Purchase Price in accordance with the  terms
                     of  this  Rights  Agreement, the  securities
                     specified   below  (or,  at  such   holder's
                     option,  the securities specified in Section
                     7(a)):

                                         (A)   If  the  Principal
                         Party  in such Business Combination  has
                         Registered  Common  Shares  outstanding,
                         each  Right  shall thereafter  represent
                         the  right to receive, upon the exercise
                         thereof   for  the  Purchase  Price   in
                         accordance with the terms of this Rights
                         Agreement,  such  number  of  Registered
                         Common  Shares of such Principal  Party,
                         free    and   clear   of   all    liens,
                         encumbrances or other adverse claims, as
                         shall  have  an aggregate  Market  Value
                         equal   to   the  result   obtained   by
                         multiplying the Purchase Price by two;

                                         (B)   If  the  Principal
                         Party    involved   in   such   Business
                         Combination  does  not  have  Registered
                         Common Shares outstanding, each Right shall thereafter represent the right to receive, upon the exercise thereof for the Purchase Price, in accordance with the terms of this Rights Agreement, at the election of the holder of such Right at the time of the exercise thereof, any of:

                                                (1)   such number
                           of  Common  Shares  of  the  Surviving
                           Person  in  such Business  Combination
                           as  shall have an aggregate Book Value
                           immediately  after  giving  effect  to
                           such  Business  Combination  equal  to
                           the  result  obtained  by  multiplying
                           the Purchase Price by two;

                                                (2)   such number
                           of  Common  Shares  of  the  Principal
                           Party  in  such  Business  Combination
                           (if  the  Principal Party is not  also
                           the  Surviving Person in such Business
                           Combination)   as   shall   have    an
                           aggregate   Book   Value   immediately
                           after  giving effect to such  Business
                           Combination   equal  to   the   result
                           obtained  by multiplying the  Purchase
                           Price by two; or

                                                  (3)    if   the
                           Principal   Party  in  such   Business
                           Combination is an Affiliate of one  or
                           more   Persons  which  has  Registered
                           Common   Shares   outstanding,    such
                           number of Registered Common Shares  of
                           whichever  of such Affiliates  of  the
                           Principal Party has Registered  Common
                           Shares  with  the  greatest  aggregate
                           Market   Value   on   the   date    of
                           consummation    of    such    Business
                           Combination   as   shall    have    an
                           aggregate Market Value on the date  of
                           such  Business  Combination  equal  to
                           the  result  obtained  by  multiplying
                           the Purchase Price by two.

              (b) The Company shall not consummate any Business Combination unless each issuer of Common Shares for which Rights may be exercised, as set forth in this Section 13, shall have sufficient authorized Common Shares that have not been issued or reserved for issuance (and which shall, when issued upon exercise thereof in accordance with this Rights Agreement, be validly issued, fully paid and nonassessable and free of preemptive rights, rights of first refusal or any other restrictions or limitations on the transfer or ownership thereof) to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto:

                                 (i)   a  registration  statement
                     under  the  Securities  Act  of  1933   (the
                     "Securities  Act")  on an appropriate  form,
                     with  respect to the Rights and  the  Common
                     Shares  of  such  issuer  purchasable   upon
                     exercise of the Rights, shall be effective under the Securities Act; and

                                (ii)  the  Company and each  such
                     issuer shall have:

                                           (A)    executed    and
                         delivered   to   the  Rights   Agent   a
                         supplemental agreement providing for the
                         assumption   by  such  issuer   of   the
                         obligations set forth in this Section 13
                         (including the obligation of such issuer to issue Common Shares upon the exercise of Rights in accordance with the terms set forth in Sections 13(a) and 13(c)) and further providing that such issuer, at its own expense, will use its best efforts to:

                                                 (1)    cause   a
                           registration   statement   under   the
                           Securities   Act  on  an   appropriate
                           form,  with respect to the Rights  and
                           the   Common  Shares  of  such  issuer
                           purchasable  upon  exercise   of   the
                           Rights,  to remain effective  (with  a
                           prospectus  at all times  meeting  the
                           requirements  of  the Securities  Act)
                           until the Expiration Date;

                                                (2)   qualify  or
                           register  the  Rights and  the  Common
                           Shares   of  such  issuer  purchasable
                           upon exercise of the Rights under  the
                           blue  sky or securities laws  of  such
                           jurisdictions as may be  necessary  or
                           appropriate; and

                                                 (3)   List   the
                           Rights  and the Common Shares of  such
                           issuer  purchasable upon  exercise  of
                           the    Rights    on   each    national
                           securities  exchange  on   which   the
                           Common  Shares  were listed  prior  to
                           the   consummation  of  the   Business
                           Combination  or, if the Common  Shares
                           were   not   listed  on   a   national
                           securities  exchange  prior   to   the
                           consummation    of    the     Business
                           Combination, on a national  securities
                           exchange;

                                         (B)   furnished  to  the
                         Rights   Agent  a  written  opinion   of
                         independent  counsel stating  that  such
                         supplemental  agreement  is   a   valid,
                         binding and enforceable agreement of such issuer; and

                                          (C)   filed  with   the
                         Rights   Agent   a  certificate   of   a
                         nationally    recognized     firm     of
                         independent  accountants  setting  forth
                         the  number  of  Common Shares  of  such
                         issuer  which may be purchased upon  the
                         exercise   of  each  Right   after   the
                         consummation     of    such     Business
                         Combination.

              (c) After consummation of any Business Combination and subject to the provisions of Section 13(b), (i) each issuer of Common Shares for which Rights may be exercised as set forth in this Section 13 shall be liable for, and shall assume, by virtue of such Business Combination, all the obligations and duties of the Company pursuant to this Rights Agreement, (ii) the term "Company" shall thereafter be deemed to refer to such issuer, (iii) each such issuer shall take such steps in connection with such consummation as may be necessary to assure that the provisions hereof (including the provisions of Section 7(a) and 13 shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights, and (iv) the number of Common Shares of each such issuer thereafter receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of this Agreement and the provisions hereof with respect to the Preferred Shares shall apply, as nearly as reasonably may be, on like terms to any such Common Shares.

     Section 14.    Fractional Rights and Fractional Shares.

              (a)  The  Company  shall not be required  to  issue
fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this
Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported on the principal consolidated transaction reporting system with respect to secur-ities listed or admitted to trading on the American Stock Ex-change or, if the Rights are not listed or admitted to trading on the American Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

              (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For purposes of this
Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the first sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

      Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of Common Stock in respect to which Rights have been issued); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

      Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

              (a) Prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common
Stock;

               (b) After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

              (c) The Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certifi-
cate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of owner ship or writing on the Right Certificates or the associated Com-mon Stock Certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

              (d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a re-sult of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunc-tion or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

      Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securi-ties of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold con-sent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Sec-tion 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the pro-visions hereof.

     Section 18.    Concerning the Rights Agent.

             (a) The Company agrees to pay promptly to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, and including any loss, liability or expense incurred through the Rights Agent's negligence (other than gross negligence).

              (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

      Section 19.    Merger or Consolidation or Change of Name of
Rights Agent.

              (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties here to, provided that such corporation would be eligible for appoint ment as a successor Rights Agent under the provisions of Section 21 hereof. In case, at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certifi-cates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

             (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

      Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their ac-ceptance thereof, shall be bound:

              (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

              (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "current per share market price") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be here in specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President or any Vice President and by the Trea-surer or any Assistant Treasurer or the Secretary or any Assis-tant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certifi-cate.

              (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

              (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

              (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 or responsible for the manner, method or amount of any such adjust ment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or shares of Common Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares or shares of Common Stock will, when issued, be validly authorized and issued, fully paid and nonassessable or as to the value of the Preferred Shares or shares of Common Stock or any Rights Certificate.

              (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

              (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President of the Company or any Vice President, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

              (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

             (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

      Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000, or
(b) an Affiliate controlled by, and whose obligations are guar-anteed by, a corporation described in clause (a) of this sen-tence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without fur-ther act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

       Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

     Section 23.    Redemption and Termination.

              (a) The Board of Directors of the Company may, at its option, at any time prior to the close of business on the tenth day following the Stock Acquisition Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereafter referred to as the "Redemption Price"); provided, however, if the Board of Directors of the Company authorizes redemption of the Rights in either of the circum-stances set forth in clauses (i) and (ii) next below, then there must be Continuing Directors then in office and such authoriza-tion shall require the concurrence of a majority of such Continuing Directors: (i) such authorization occurs on or after the time a Person becomes an Acquiring Person, or (ii) such authorization occurs on or after the date of a change (resulting from a proxy or consent solicitation) in a majority of the directors in office at the commencement of such solicitation if any Person who is a participant in such solicitation has stated (or, if upon the commencement of such solicitation, a majority of the Board of Directors of the Company has determined in good faith) that such Person (or any of its Affiliates or Associates) intends to take, or may consider taking, any action which would result in such Person becoming an Acquiring Person or which would cause any event described in Section 11(a) or Section 13 hereof to occur unless, concurrent with such solicitation, such Person (or one or more of its Affiliates or Associates) is making a cash tender offer pursuant to a Schedule 14D-1 (or any successor form) filed with the Securities and Exchange Commission for all outstanding shares of Common Stock not beneficially owned by such Person (or by its Affiliates or Associates); provided further, however, that if, following the occurrence of a Stock Acquisition Date and following the expiration of the right of redemption hereunder but prior to the occurrence of any of the events described in Sections 11(a) or 13 hereof, (1) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in one transaction or series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, such that such Person is thereafter a Beneficial Owner of 10% or less of the outstanding shares of Common Stock, and (2) there are no other Persons, immediately following the occurrence of the event described in clause (i), who are Acquiring Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this
Section 23. Notwithstanding the foregoing, the Company, at its option, may pay the Redemption Price either in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

              (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give written notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23, and other than in connection with the pur-chase of Common Stock prior to the Distribution Date.

      Section 24. Notice of Certain Events. In case the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular periodic cash dividend), or (b) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, or
(c) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of out-standing Preferred Shares), or (d) to effect any consolidation or merger into or with, or to effect any sale or other Transfer (or to permit one or more of its Subsidiaries to effect any sale or other Transfer), in one or more transactions, of the Major Part of the Company and its Subsidiaries (taken as a whole) to, any other Person, or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, Transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Shares, whichever shall be the earlier.

      Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                    Devon Oklahoma Corporation
                    20 N. Broadway, Suite 1500
                    Oklahoma City, Oklahoma 73102
                    Attention:  Secretary

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                    The   First   National   Bank   of   Boston
                    (Massachusetts)
                    Shareholder Services, Mail Stop: 45-02-16
                    P. O. Box 1865
                    Boston, Massachusetts  02105-1865
                    Attention: Madalyn M. Bronske

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

      Section 26. Supplements and Amendments. Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Dis tribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder (which lengthening or shortening, following the first occurrence of an event set forth in clauses (i) and (ii) of the first proviso to Section 23 (a) hereof, shall be effective only if there are Continuing Directors and shall require the concurrence of a majority of such Continuing Directors), or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, this Agreement may not be supplemented or amended to lengthen, pursuant to clause
(iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holder of Common Stock.

     Section 27. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

      Section 28. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calcula-tion of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) as in effect on the date hereof of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (and, where specifically provided for herein, the Continuing Directors) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) inter-pret the provisions of this Agreement, and (ii) make all deter minations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, cal-culations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (and, where specifically provided for herein, by the Continuing Directors) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Right Certificates and all other parties, and (y) not subject the Board or the Continuing Directors to any liability to the holders of the Rights.

      Section 29. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

      Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agree-ment to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and a majority of the Continuing Directors of the Company determines in its good faith judgment that sever-ing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Continuing Directors.

     Section 31. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Oklahoma and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such state.

     Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                              DEVON OKLAHOMA CORPORATION


                              By   /s/ J. Larry Nichols
                                   President

ATTEST:


/s/ Marian J. Moon
Secretary


                               THE  FIRST NATIONAL BANK OF BOSTON
                               (MASSACHUSETTS)


                               By  /s/ Colleen H. Shea
                                   Administration Manager
ATTEST:


/s/ Madalyn M. Bronske
Madalyn M. Bronske

                    DEVON ENERGY CORPORATION

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder of Devon Energy Corporation, a Delaware corporation, hereby nominates and appoints John W. Nichols and J. Larry Nichols, or either of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of stock of Devon Energy Corporation owned by the undersigned in all matters coming before the Annual Meeting of Stockholders (or any adjournment thereof) of Devon Energy Corporation to be held in the Community Room (Mezzanine Floor), Bank of Oklahoma on Wednesday, June 7, 1995, at 1:00 p.m., local time. The Board of Directors recommends a vote "FOR" the matters set forth on the reverse side.

     PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.



           CONTINUED AND TO BE SIGNED ON REVERSE SIDE

 X     Please mark votes as in this example.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER
SPECIFIED BELOW BY THE STOCKHOLDER. TO THE EXTENT CONTRARY
SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" THE
NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2 AND 3.

1.  ELECTION OF DIRECTORS          3.  APPROVE THE PLAN
                                   AND AGREEMENT OF MERGER AND
Nominees:  David M. Gavrin and     REORGANIZATION HAVING THE
John W. Nichols                    EFFECT OF REINCORPORATING
                                   DEVON ENERGY CORPORATION, A
   FOR             WITHHELD        DELAWARE CORPORATION, AS AN
                                   OKLAHOMA CORPORATION.
________     ______________

                                   FOR       AGAINST    ABSTAIN
_________________________
You may withhold your vote for     ______    _______    ______
a particular nominee by
marking this box and naming
the nominee for which your
vote is being withheld.            4.  OTHER MATTERS:

2.  RATIFY THE APPOINTMENT OF             In their discretion, to
KPMG PEAT MARWICK LLP AS THE       vote with respect to any other
INDEPENDENT PUBLIC ACCOUNTANTS     matters that may come before
OF DEVON ENERGY CORPORATION        the meting or any adjournment
FOR 1995.                          thereof, including matters
                                   incident to its conduct.
FOR    AGAINST   ABSTAIN
                                   I RESERVE THE RIGHT TO REVOKE
_____  _______   _______           THE PROXY AT ANY TIME BEFORE
                                   THE EXERCISE THEREOF.

                                   Please sign exactly as your
                                   name appears at left,
                                   indicating your official
                                   position or representative
                                   capacity, if applicable. If
                                   shares are held jointly, each
                                   owner should sign.

                                   Signature:
                                   ______________________________  Date ______

                                   Signature:
                                   ______________________________  Date_______